Exhibit 4.1

EXECUTION VERSION

MPT OPERATING PARTNERSHIP, L.P.

and

MPT FINANCE CORPORATION,

as Issuers,

MEDICAL PROPERTIES TRUST, INC.

as Parent Guarantor,

the SUBSIDIARY GUARANTORS party hereto,

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee

BASE INDENTURE

Dated as of October 10, 2013

Debt Securities

CROSS-REFERENCE TABLE

TIA Section		Indenture Section
310	(a)	7.10
	(b)	7.10
	(c)	N.A.
311	(a)	7.11
	(b)	7.11
	(c)	N.A.
312	(a)	5.01
	(b)	5.02
	(c)	5.02
313	(a)	5.03
	(b)	5.03
	(c)	13.03
	(d)	5.03
314	(a)	4.05
	(b)	N.A.
	(c)(1)	13.05
	(c)(2)	13.05
	(c)(3)	N.A.
	(d)	N.A.
	(e)	13.05
	(f)	N.A.
315	(a)	7.01
	(b)	6.07 & 13.03
	(c)	7.01
	(d)	7.01
	(e)	6.08
316	(last sentence)	1.01
	(a)(1)(A)	6.06
	(a)(1)(B)	6.06
	(a)(2)	9.01(d)
	(b)	6.04
	(c)	5.04
317	(a)(1)	6.02
	(a)(2)	6.02
	(b)	4.04
318	(a)	13.07

N.A. means Not Applicable

NOTE: This Cross-Reference table shall not, for any purpose, be deemed part of this Indenture.

i

THIS INDENTURE IS AMONG MPT Operating Partnership, L.P., a Delaware limited partnership (“Opco” or the “Partnership”), MPT Finance Corporation, a Delaware corporation (“Finco” or “Finance Corporation”), and, together with Opco, the “Issuers”, each, an “Issuer”), Medical Properties Trust, Inc., a Maryland corporation (the “Parent” or “Parent Guarantor”), as Guarantor, each of the other Guarantors named herein, as Guarantors, and Wilmington Trust, National Association, existing under the laws of the United States of America, as Trustee (the “Trustee”).

RECITALS OF THE ISSUERS AND GUARANTORS

The Issuers, the Parent Guarantor and the Subsidiary Guarantors have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Issuers’ debentures, notes, bonds or other evidences of indebtedness to be issued in one or more series unlimited as to principal amount (herein called the “Debt Securities”), which Debt Securities may be guaranteed by the Parent Guarantor each of the Subsidiary Guarantors, as in this Indenture provided.

All things necessary to make this Indenture a valid agreement of the Issuers, the Parent Guarantor and the Subsidiary Guarantors, in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH

That in order to declare the terms and conditions upon which the Debt Securities are authenticated, issued and delivered, and in consideration of the premises, and of the purchase and acceptance of the Debt Securities by the Holders thereof, the Issuers, the Parent Guarantor, the Subsidiary Guarantors and the Trustee covenant and agree with each other, for the benefit of the respective Holders from time to time of the Debt Securities or any series thereof, as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions.

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agent” means any Registrar or paying agent.

“Bankruptcy Law” means Title 11 of the United States Code, as amended, or any insolvency or other similar Federal or state law for the relief of debtors.

“Board of Directors” means, in relation to the Partnership, the Board of Directors of the general partner of the Partnership or any authorized committee of the Board of Directors of the general partner of the Partnership or any directors and/or officers of the general partner of the Partnership to whom such Board of Directors or such committee shall have duly delegated its authority to act hereunder. If the Partnership shall change its form of entity to other than a limited partnership, the references to the Board of Directors of the general partner of the Partnership shall mean the board of directors (or other comparable governing body) of the Partnership. When used in reference to Finance Corporation, the “Board of Directors” means its board of directors.

“Business Day” means a day other than a Saturday, Sunday or any other day on which banking institutions in New York City or the location of the Corporate Trust Office of the Trustee are authorized or required by law, regulation or executive order to close.

“Capital stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting), including partnership or limited liability company interests, whether general or limited, in the equity of such Person, whether outstanding on the Issue Date or issued thereafter, including all Common Stock and Preferred Stock.

“Common Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) that have no preference on liquidation or with respect to distributions over any other class of Capital Stock, including partnership interests, whether general or limited, of such Person’s equity, including all series and classes of common stock.

“Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Debt” of any Person at any date means any obligation created or assumed by such Person for the repayment of borrowed money and any guarantee thereof.

“Debt Security” or “Debt Securities” has the meaning stated in the first recital of this Indenture and more particularly means any debt security or debt securities, as the case may be, of any series authenticated and delivered under this Indenture.

“Default” means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

“Depositary” means, unless otherwise specified by the Issuers pursuant to either Section 2.03 or 2.15, with respect to Debt Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Exchange Act or other applicable statute or regulations.

“Dollar” or “$” means such currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.

“Finance Corporation” means MPT Finance Corporation, a Delaware corporation, and its successors.

“Floating Rate Security” means a Debt Security that provides for the payment of interest at a variable rate determined periodically by reference to an interest rate index specified pursuant to Section 2.03.

“GAAP” means generally accepted accounting principles in the United States, as in effect from time to time.

“Global Security” means with respect to any series of Debt Securities issued hereunder, a Debt Security which is executed by the Issuers and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary’s instruction, all in accordance with this Indenture and any indentures supplemental hereto, or resolution of the Board of Directors of the Partnership and set forth in an Officer’s Certificate, which shall be registered in the name of the Depositary or its nominee and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all the Outstanding Debt Securities of such series or any portion thereof, in either case having the same terms, including, without limitation, the same original issue date, date or dates on which principal is due and interest rate or method of determining interest.

“Guarantee” means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner, including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness or other obligations. The term “guarantee” or “Guarantee” used as a verb has a corresponding meaning.

“Guarantor” means the Parent and each Subsidiary Guarantor.

“Holder,” “Holder of Debt Securities” or other similar terms means, a Person in whose name a Debt Security is registered in the Debt Security Register (as defined in Section 2.07(a)).

“Indenture” means this instrument as originally executed, or, if amended or supplemented as herein provided, as so amended or supplemented and shall include the form and terms of particular series of Debt Securities as contemplated hereunder, whether or not a supplemental indenture is entered into with respect thereto.

“Issuer Order” means a written request or order signed on behalf of each Issuer by an Officer thereof and delivered to the Trustee.

“Issuers” means the Partnership and Finance Corporation.

“Legal Holiday” means a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York or at a Place of Payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a Place of Payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof or any agreement to give any security interest).

“Officer” means any of the following with respect to any Person: the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, Chief Accounting Officer, Chief Operating Officer, the President, any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”), the Treasurer, any Assistant Treasurer, the Controller, the General Counsel or the Secretary or any Assistant Secretary of such Person (or, with respect to the Partnership, so long as it remains a partnership, of its general partner).

“Officer’s Certificate” means a certificate signed by an Officer of the Parent, each of the Issuers or a Guarantor, as applicable (or, with respect to the Partnership, so long as it remains a partnership, of its general partner).

“Opinion of Counsel” means a written opinion reasonably acceptable to the Trustee from legal counsel. The counsel may be an employee of, or counsel to the Issuers, a Guarantor or the Trustee.

“Original Issue Discount Debt Security” means any Debt Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.

“Outstanding,” when used with respect to any series of Debt Securities, means, as of the date of determination, all Debt Securities of that series theretofore authenticated and delivered under this Indenture, except:

(a) Debt Securities of that series theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(b) Debt Securities of that series for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any paying agent (other than the Partnership) in trust or set aside and segregated in trust by the Partnership (if the Partnership shall act as its own paying agent) for the Holders of such Debt Securities; provided, that, if such Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

(c) Debt Securities of that series which have been paid pursuant to Section 2.09 or in exchange for or in lieu of which other Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debt Securities are held by a protected purchaser in whose hands such Debt Securities are valid obligations of the Issuers;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Debt Securities of any series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debt Securities owned by the Partnership or any other obligor upon the Debt Securities or any Affiliate of the Partnership or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debt Securities which a Trust Officer actually knows to be so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Debt Securities and that the pledgee is not the Partnership or any other obligor upon the Debt Securities or an Affiliate of the Partnership or of such other obligor. In determining whether the Holders of the requisite principal amount of Outstanding Debt Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Debt Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.

“Partnership” means MPT Operating Partnership, L.P., a Delaware limited partnership, and its successors.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Preferred Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) that have a preference on liquidation or with respect to distributions over any other class of Capital Stock, including preferred partnership interests, whether general or limited, or such Person’s preferred or preference stock, including all series and classes of such preferred or preference stock.

“Redemption Date,” when used with respect to any Debt Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

“Stated Maturity” means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency beyond the control of the issuer unless such contingency has occurred).

“Subsidiary” means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the voting power of the outstanding Voting Stock is owned, directly or indirectly, by such Person and one or more other Subsidiaries of such Person and the accounts of which would be consolidated with those of such Person in its consolidated financial statements in accordance with GAAP, if such statements were prepared as of such date.

“Subsidiary Guarantors” means any Subsidiary of the Partnership (other than Finance Corporation) who may execute this Indenture, or a supplement hereto, for the purpose of providing a Guarantee of Debt Securities pursuant to this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture or a supplement hereto, and thereafter “Subsidiary Guarantors” shall mean such successor Person.

“TIA or Trust Indenture Act” means the Trust Indenture Act of 1939, as amended.

“Trustee” initially means Wilmington Trust, National Association and any other Person or Persons appointed as such from time to time pursuant to Section 7.08, and, subject to the provisions of Article VII, includes its or their successors and assigns. If at any time there is more than one such Person, “Trustee” as used with respect to the Debt Securities of any series shall mean the Trustee with respect to the Debt Securities of that series.

“Trust Officer” means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

“United States” means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

“U.S. Government Obligations” means direct obligations of, obligations guaranteed by, or participations in pools consisting solely of obligations of or obligations guaranteed by, the United States of America for the payment of which obligations or guarantee the full faith and credit of the United States of America is pledged and that are not callable or redeemable at the option of the issuer thereof.

“Voting Stock” means with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

“Yield to Maturity” means the yield to maturity, calculated at the time of issuance of a series of Debt Securities, or, if applicable, at the most recent redetermination of interest on such series and calculated in accordance with accepted financial practice.

Section 1.02 Other Definitions.

Term	Defined in Section
“Debt Security Register”	2.07
“Defaulted Interest”	2.17
“Event of Default”	6.01
“Funding Guarantor”	14.05
“Guarantee”	14.01
“Place of Payment”	2.03
“Registrar”	2.07
“Successor Issuer”	2.01

Section 1.03 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

All terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them

Section 1.04 Rules of Construction. Unless the context otherwise requires:

(a) a term has the meaning assigned to it;

(b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(c) or is not exclusive;

(d) words in the singular include the plural, and in the plural include the singular;

(e) provisions apply to successive events and transactions; and

(f) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP.

ARTICLE II

DEBT SECURITIES

Section 2.01 Forms Generally. The Debt Securities of each series shall be in substantially the form established without the approval of any Holder by or pursuant to a resolution of the Board of Directors of the Partnership and in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Issuers may deem appropriate (and, if not contained in a supplemental indenture entered into in accordance with Article IX, as are not prohibited by the provisions of this Indenture) or as may be required or appropriate to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange on which such series of Debt Securities may be listed, or to conform to general usage, or as may, consistently herewith, be determined by the Officers executing such Debt Securities as evidenced by their execution of the Debt Securities.

The definitive Debt Securities of each series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as evidenced by their execution of such Debt Securities.

Section 2.02 Form of Trustee’s Certificate of Authentication. The Trustee’s certificate of authentication on all Debt Securities authenticated by the Trustee shall be in substantially the following form:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Section 2.03 Principal Amount; Issuable in Series. The aggregate principal amount of Debt Securities which may be issued, executed, authenticated, delivered and outstanding under this Indenture is unlimited.

The Debt Securities may be issued in one or more series in fully registered form. There shall be established, without the approval of any Holders, in or pursuant to a resolution of the Board of Directors of the Partnership and set forth in an Officer’s Certificate and established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series any or all of the following:

(a) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of the series from all other Debt Securities);

(b) any limit upon the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to this Article II);

(c) the date or dates on which the principal of and premium, if any, on the Debt Securities of the series are payable;

(d) the rate or rates (which may be fixed or variable) at which the Debt Securities of the series shall bear interest, if any, or the method of determining such rate or rates, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable, or the method by which such date will be determined, the record dates for the determination of Holders thereof to whom such interest is payable; and the basis upon which interest will be calculated if other than that of a 360-day year of twelve thirty-day months;

(e) the place or places, if any, in addition to or instead of the corporate trust office of the Trustee, where the principal of, and premium, if any, and interest on, Debt Securities of the series shall be payable (“Place of Payment”);

(f) the price or prices at which, the period or periods within which and the terms and conditions upon which Debt Securities of the series may be redeemed, in whole or in part, at the option of the Issuers or otherwise;

(g) whether Debt Securities of the series are entitled to the benefits of any Guarantee of any of Guarantors pursuant to this Indenture;

(h) the obligation, if any, of the Issuers to redeem, purchase or repay Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the price or prices at which and the period or periods within which and the terms and conditions upon which Debt Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligations;

(i) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Debt Securities of the series shall be issuable;

(j) if the amount of principal of or any premium or interest on Debt Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts will be determined;

(k) if the principal amount payable at the Stated Maturity of Debt Securities of the series will not be determinable as of any one or more dates prior to such Stated Maturity, the amount which will be deemed to be such principal amount as of any such date for any purpose, including the principal amount thereof which will be due and payable upon any maturity other than the Stated Maturity or which will be deemed to be Outstanding as of any such date (or, in any such case, the manner in which such deemed principal amount is to be determined);

(l) any changes or additions to Article XI, including the addition of additional covenants that may be subject to the covenant defeasance option pursuant to Section 11.02(b);

(m) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01 or provable in bankruptcy pursuant to Section 6.02;

(n) the terms, if any, of the transfer, mortgage, pledge or assignment as security for the Debt Securities of the series of any properties, assets, moneys, proceeds, securities or other collateral, including whether certain provisions of the TIA are applicable and any corresponding changes to provisions of this Indenture as currently in effect;

(o) any addition to or change in the Events of Default with respect to the Debt Securities of the series and any change in the right of the Trustee or the Holders to declare the principal of, and premium and interest on, such Debt Securities due and payable;

(p) if the Debt Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities, the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other individual Debt Securities in definitive registered form; and the Depositary for such Global Security or Securities and the form of any legend or legends to be borne by any such Global Security or Securities in addition to or in lieu of the legend referred to in Section 2.15(a);

(q) any trustees, authenticating or paying agents, transfer agents or registrars;

(r) the applicability of, and any addition to or change in the covenants and definitions currently set forth in this Indenture or in the terms currently set forth in Article X, including conditioning any merger, conveyance, transfer or lease permitted by Article X upon the satisfaction of any Debt coverage standard by the Partnership or its Successor Issuer (as defined in Article X);

(s) with regard to Debt Securities of the series that do not bear interest, the dates for certain required reports to the Trustee;

(t) whether Finco will be a co-Issuer of the Debt Securities;

(u) the currency or currency unit in which the Debt Securities will be payable, if not the Dollar; and

(v) any other terms of the Debt Securities of the series (which terms may eliminate or amend any definition, term or covenant of this Indenture with respect to such series of Debt Securities).

All Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors of the Partnership and as set forth in such Officer’s Certificate and in any such indenture supplemental hereto.

Section 2.04 Execution of Debt Securities. The Debt Securities shall be signed on behalf of the Partnership by one of its Officers and on behalf of Finance Corporation by one of its Officers and, if the seal of either Issuer is reproduced thereon, it shall be attested by its (or, so long as the Partnership is a partnership, its general partner’s) Secretary, an Assistant Secretary, a Treasurer or an Assistant Treasurer. Such signatures upon the Debt Securities may be the manual or facsimile signatures of the present or any future such authorized Officers and may be imprinted or otherwise reproduced on the Debt Securities. The seal of an Issuer, if any, may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Debt Securities.

Only such Debt Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, signed manually by the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Debt Security executed on behalf of the Partnership and Finance Corporation shall be conclusive evidence that the Debt Security so authenticated has been duly authenticated and delivered hereunder.

In case any Officer of an Issuer who shall have signed any of the Debt Securities shall cease to be such Officer before the Debt Securities so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Issuers, such Debt Securities nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Debt Securities had not ceased to be such Officer; and any Debt Security may be signed on behalf of the Issuers by such Persons as, at the actual date of the execution of such Debt Security, shall be the proper Officers of the Issuers, although at the date of such Debt Security or of the execution of this Indenture any such Person was not such Officer.

Section 2.05 Authentication and Delivery of Debt Securities. At any time and from time to time after the execution and delivery of this Indenture, the Issuers may deliver to the Trustee for authentication Debt Securities of any series executed by the Issuers, and the Trustee shall thereupon authenticate and deliver said Debt Securities to or upon an Issuer Order. In authenticating such Debt Securities, and accepting the additional responsibilities under this Indenture in relation to such Debt Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon:

(a) a copy of any resolution or resolutions of the Board of Directors of the Partnership, certified by the Secretary or Assistant Secretary of the Partnership (or its general partner, so long as the Partnership remains a partnership), authorizing the terms of issuance of any series of Debt Securities;

(b) an executed supplemental indenture;

(c) an Officer’s Certificate; and

(d) an Opinion of Counsel prepared in accordance with Section 13.05 which shall also state:

(i) that the form of such Debt Securities has been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Section 2.01 in conformity with the provisions of this Indenture;

(ii) that the terms of such Debt Securities have been established by or pursuant to a resolution of the Board of Directors of the Partnership or by a supplemental indenture as permitted by Section 2.03 in conformity with the provisions of this Indenture;

(iii) that such Debt Securities, when authenticated and delivered by the Trustee and issued by the Issuers in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Issuers, enforceable in accordance with their terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and other customary exceptions and qualifications;

(iv) that each Issuer has the partnership or corporate, as the case may be, power to issue such Debt Securities and has duly taken all necessary partnership or corporate, as appropriate, action with respect to such issuance;

(v) that the issuance of such Debt Securities will not contravene the organizational documents of the Issuers;

(vi) that authentication and delivery of such Debt Securities and the execution and delivery of any supplemental indenture will not violate the terms of this Indenture; and

(vii) such other matters as the Trustee may reasonably request.

Such Opinion of Counsel need express no opinion as to whether a court in the United States would render a money judgment in a currency other than that of the United States.

The Trustee shall have the right to decline to authenticate and deliver any Debt Securities under this Section 2.05 if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee or a trust committee of directors, trustees or Officers (or any combination thereof) shall determine that such action would expose the Trustee to personal liability to existing Holders.

The Trustee may appoint an authenticating agent reasonably acceptable to the Issuers to authenticate Debt Securities of any series. Unless limited by the terms of such appointment, an authenticating agent may authenticate Debt Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, paying agent or agent for service of notices and demands.

Unless otherwise provided in the form of Debt Security for any series, each Debt Security shall be dated the date of its authentication.

Section 2.06 Denomination of Debt Securities. Unless otherwise provided in the form of Debt Security for any series, the Debt Securities of each series shall be issuable only as fully registered Debt Securities in such Dollar denominations as shall be specified or contemplated by Section 2.03. In the absence of any such specification with respect to the Debt Securities of any series, the Debt Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 2.07 Registration of Transfer and Exchange.

(a) The Issuers shall keep or cause to be kept a register for each series of Debt Securities issued hereunder (hereinafter collectively referred to as the “Debt Security Register”), in which, subject to such reasonable regulations as it may prescribe, the Issuers shall provide for the registration of all Debt Securities and the transfer of Debt Securities as in this Article II provided. At all reasonable times the Debt Security Register shall be open for inspection by the Trustee. Subject to Section 2.15, upon due presentment for registration of transfer of any Debt Security at any office or agency to be maintained by the Issuers in accordance with the provisions of Section 4.02, the Issuers shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Debt Security or Debt Securities of authorized denominations for a like aggregate principal amount. In no event may Debt Securities be issued as, or exchanged for, bearer securities.

Unless and until otherwise determined by the Partnership by resolution of its Board of Directors, the Debt Security Register shall be kept at the principal corporate trust office of the Trustee and, for this purpose, the Trustee shall be designated “Registrar.”

Debt Securities of any series (other than a Global Security, except as set forth below) may be exchanged for a like aggregate principal amount of Debt Securities of the same series of other authorized denominations. Subject to Section 2.15, Debt Securities to be exchanged shall be surrendered at the office or agency to be maintained by the Issuers as provided in Section 4.02, and the Issuers shall execute and the Trustee shall authenticate and deliver in exchange therefor the Debt Security or Debt Securities which the Holder making the exchange shall be entitled to receive.

(b) All Debt Securities presented or surrendered for registration of transfer, exchange or payment shall (if so required by the Issuers, the Trustee or the Registrar) be duly endorsed or be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Issuers, the Trustee and the Registrar, duly executed by the Holder or his attorney duly authorized in writing.

All Debt Securities issued in exchange for or upon transfer of Debt Securities shall be the valid obligations of the Issuers, evidencing the same debt, and entitled to the same benefits under this Indenture as the Debt Securities surrendered for such exchange or transfer.

No service charge shall be made for any exchange or registration of transfer of Debt Securities (except as provided by Section 2.09), but the Issuers may require payment of a sum sufficient to cover any tax, fee, assessment or other governmental charge that may be imposed in relation thereto, other than those expressly provided in this Indenture to be made at the Issuers’ own expense or without expense or without charge to the Holders.

The Issuers shall not be required (i) to issue, register the transfer of or exchange any Debt Securities for a period of 15 days next preceding any mailing of notice of redemption of Debt Securities of such series or (ii) to register the transfer of or exchange any Debt Securities selected, called or being called for redemption.

Prior to the due presentation for registration of transfer of any Debt Security, the Issuers, the Guarantors, the Trustee, any paying agent or any Registrar may deem and treat the Person in whose name a Debt Security is registered as the absolute owner of such Debt Security for the purpose of receiving payment of or on account of the principal of, and premium, if any, and (subject to Section 2.12) interest on, such Debt Security and for all other purposes whatsoever, whether or not such Debt Security is overdue, and none of the Issuers, the Guarantors, the Trustee, any paying agent or any Registrar shall be affected by notice to the contrary.

None of the Issuers, the Guarantors, the Trustee, any agent of the Trustee, any paying agent or any Registrar will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 2.08 Temporary Debt Securities. Pending the preparation of definitive Debt Securities of any series, the Issuers may execute and the Trustee shall authenticate and deliver temporary Debt Securities (printed, lithographed, photocopied, typewritten or otherwise produced) of any authorized denomination, and substantially in the form of the definitive Debt Securities in lieu of which they are issued, in registered form with such omissions, insertions and variations as may be appropriate for temporary Debt Securities, all as may be determined by the Issuers with the concurrence of the Trustee. Temporary Debt Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Debt Security shall be executed by the Issuers and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Debt Securities.

If temporary Debt Securities of any series are issued, the Issuers will cause definitive Debt Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Debt Securities of such series, the temporary Debt Securities of such series shall be exchangeable for definitive Debt Securities of such series upon surrender of the temporary Debt Securities of such series at the office or agency of the Issuers at a Place of Payment for such series, without charge to the Holder thereof, except as provided in Section 2.07 in connection with a transfer. Upon surrender for cancellation of any one or more temporary Debt Securities of any series, the Issuers shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debt Securities of the same series of authorized denominations and of like tenor. Until so exchanged, temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of such series.

Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the individual Debt Securities represented thereby pursuant to Section 2.07 or this Section 2.08, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the principal amount evidenced thereby, whereupon the principal amount of such temporary Global Security shall be reduced for all purposes by the amount to be exchanged and endorsed.

Section 2.09 Mutilated, Destroyed, Lost or Stolen Debt Securities. If (a) any mutilated Debt Security is surrendered to the Trustee at its corporate trust office referred to in Section 13.03 or (b) the Issuers and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security, and there is delivered to the Issuers and the Trustee such security or indemnity as may be required by them to save each of them and any paying agent harmless, and neither the Issuers nor the Trustee receives notice that such Debt Security has been acquired by a protected purchaser, then the Issuers shall execute and, upon an Issuer Order, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debt Security, a new Debt Security of the same series of like tenor, form, terms and principal amount, bearing a number not contemporaneously Outstanding. Upon the issuance of any substituted Debt Security, the Issuers or the Trustee may require the payment of a sum sufficient to cover any tax, fee, assessment or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debt Security which has matured or is about to mature or which has been called for redemption shall become mutilated or be destroyed, lost or stolen, the Issuers may, instead of issuing a substituted Debt Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debt Security) if the applicant for such payment shall furnish the Issuers and the Trustee with such security or indemnity as either may require to save it harmless from all risk, however remote, and, in case of destruction, loss or theft, evidence to the satisfaction of the Issuers and the Trustee of the destruction, loss or theft of such Debt Security and of the ownership thereof.

Every substituted Debt Security of any series issued pursuant to the provisions of this Section 2.09 by virtue of the fact that any Debt Security is destroyed, lost or stolen shall constitute an original additional contractual obligation of the Issuers, whether or not the destroyed, lost or stolen Debt Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of that series duly issued hereunder. All Debt Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities, and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 2.10 Cancellation of Surrendered Debt Securities. All Debt Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to the Issuers or any paying agent or a Registrar, be delivered to the Trustee for cancellation by it, or if surrendered to the Trustee, shall be canceled by it, and no Debt Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. All canceled Debt Securities held by the Trustee shall be destroyed (subject to the record retention requirements of the Exchange Act and the Trustee) and certification of their cancellation delivered to the Issuers, upon request. On request of the Issuers, the Trustee shall deliver to the Issuers canceled Debt Securities held by the Trustee (subject to the Trustee’s record retention requirements). If the Issuers shall acquire any of the Debt Securities, however, such acquisition shall not operate as a redemption or satisfaction of the Debt represented thereby unless and until the same are delivered or surrendered to the Trustee for cancellation. The Issuers may not issue new Debt Securities to replace Debt Securities they have redeemed, paid or delivered to the Trustee for cancellation.

Section 2.11 Provisions of the Indenture and Debt Securities for the Sole Benefit of the Parties and the Holders. Nothing in this Indenture or in the Debt Securities, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto, the Holders or any Registrar or paying agent, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all its covenants, conditions and provisions being for the sole benefit of the parties hereto, the Holders and any Registrar and paying agents.

Section 2.12 Payment of Interest; Interest Rights Preserved.

(a) Interest on any Debt Security that is payable and is punctually paid or duly provided for on any interest payment date shall be paid to the Person in whose name such Debt Security is registered at the close of business on the regular record date for such interest notwithstanding the cancellation of such Debt Security upon any transfer or exchange subsequent to the regular record date. Payment of interest on Debt Securities shall be made at the corporate trust office of the Trustee (except as otherwise specified pursuant to Section 2.03), or at the option of the Issuers, by check mailed to the address of the Person entitled thereto as such address shall appear in the Debt Security Register or, if provided pursuant to Section 2.03 and in accordance with arrangements satisfactory to the Trustee, at the option of the Holder by wire transfer to an account designated by the Holder.

(b) Subject to the foregoing provisions of this Section 2.12 and Section 2.17, each Debt Security of a particular series delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security of the same series shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debt Security.

Section 2.13 Securities Denominated in Dollars. Except as otherwise specified pursuant to Section 2.03 for Debt Securities of any series, payment of the principal of, and premium, if any, and interest on, Debt Securities of such series will be made in Dollars.

Section 2.14 Wire Transfers. Notwithstanding any other provision to the contrary in this Indenture, the Issuers may make any payment of moneys required to be deposited with the Trustee on account of principal of, or premium, if any, or interest on, the Debt Securities (whether pursuant to optional or mandatory redemption payments, interest payments or otherwise) by wire transfer in immediately available funds to an account designated by the Trustee before 12:00 p.m., New York City time, on the date such moneys are to be paid to the Holders of the Debt Securities in accordance with the terms hereof.

Section 2.15 Securities Issuable in the Form of a Global Security.

(a) If the Issuers shall establish pursuant to Sections 2.01 and 2.03 that the Debt Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Issuers shall execute and the Trustee or its agent shall, in accordance with Section 2.05, authenticate and deliver, such Global Security or Securities, which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Debt Securities of such series to be represented by such Global Security or Securities, or such portion thereof as the Issuers shall specify in an Officer’s Certificate, shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, shall be delivered by the Trustee or its agent to the Depositary or pursuant to the Depositary’s instruction and shall bear a legend substantially to the following effect:

“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.”

or such other legend as may then be required by the Depositary for such Global Security or Securities.

(b) Notwithstanding any other provision of this Section 2.15 or of Section 2.07 to the contrary, and subject to the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for definitive Debt Securities in registered form, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 2.07, only by the Depositary to a nominee of the Depositary for such Global Security, or by a nominee of the Depositary to the Depositary or another nominee of the Depositary, or by the Depositary or a nominee of the Depositary to a successor Depositary for such Global Security selected or approved by the Issuers, or to a nominee of such successor Depositary.

(c) (1) If at any time the Depositary for a Global Security or Securities notifies the Issuers that it is unwilling or unable to continue as Depositary for such Global Security or Securities or if at any time the Depositary for the Debt Securities for such series shall no longer be eligible or in good standing under the Exchange Act or other applicable statute, rule or regulation, the Issuers shall appoint a successor Depositary with respect to such Global Security or Securities. If a successor Depositary for such Global Security or Securities is not appointed by the Issuers within 90 days after the Issuers receive such notice or become aware of such ineligibility, the Issuers shall execute, and the Trustee or its agent, upon receipt of an Issuer Order for the authentication and delivery of such individual Debt Securities of such series in exchange for such Global Security or Securities, will authenticate and deliver, individual Debt Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities in exchange for such Global Security or Securities.

(i) If an Event of Default occurs and the Depositary for a Global Security or Securities notifies the Trustee of its decision to require that the Debt Securities of any series or portion thereof issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities, the Issuers shall appoint a successor Depositary with respect to such Global Security or Securities. In such event the Issuers will execute, and the Trustee, upon receipt of an

Issuer Order for the authentication and delivery of individual Debt Securities of such series in exchange in whole or in part for such Global Security or Securities, will authenticate and deliver individual Debt Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such series or portion thereof in exchange for such Global Security or Securities.

(ii) If specified by an Issuer pursuant to Sections 2.01 and 2.03 with respect to Debt Securities issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for individual Debt Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Issuers, the Trustee and such Depositary. Thereupon the Issuers shall execute, and the Trustee or its agent upon receipt of an Issuer Order for the authentication and delivery of definitive Debt Securities of such series shall authenticate and deliver, without service charge, to each Person specified by such Depositary a new Debt Security or Securities of the same series of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person’s beneficial interest in the Global Security; and to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Debt Securities delivered to Holders thereof.

(iii) In any exchange provided for in any of the preceding three paragraphs, the Issuers will execute and the Trustee or its agent will authenticate and deliver individual Debt Securities. Upon the exchange of the entire principal amount of a Global Security for individual Debt Securities, such Global Security shall be canceled by the Trustee or its agent. Except as provided in the preceding paragraph, Debt Securities issued in exchange for a Global Security pursuant to this Section 2.15 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or the Registrar. The Trustee or the Registrar shall deliver such Debt Securities to the Persons in whose names such Debt Securities are so registered.

(iv) Payments in respect of the principal of and interest on any Debt Securities registered in the name of the Depositary or its nominee will be payable to the Depositary or such nominee in its capacity as the registered owner of such Global Security. The Issuers, the Guarantors and the Trustee may treat the Person in whose name the Debt Securities, including the Global Security, are registered as the owner thereof for the purpose of receiving such payments and for any and all other purposes whatsoever. None of the Issuers, the Guarantors, the Trustee, any Registrar, the paying agent or any agent of the Issuers, the Guarantors or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of the beneficial ownership interests of the Global Security by the Depositary or its nominee or any of the Depositary’s direct or indirect participants, or for maintaining, supervising or reviewing any records of the Depositary, its nominee or any of its direct or indirect participants relating to the beneficial ownership interests of the Global Security, the payments to the beneficial owners of the Global Security of amounts paid to the Depositary or its nominee, or any other matter relating to the actions and practices of the Depositary, its nominee or any of its direct or indirect participants. None of the Issuers, the Guarantors, the Trustee or any such agent will be liable for any delay by the Depositary, its nominee, or any of its direct or indirect participants in identifying the beneficial owners of the Debt Securities, and the Issuers, the Guarantors and the Trustee may conclusively rely on, and will be protected in relying on, instructions from the Depositary or its nominee for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Debt Securities to be issued).

Section 2.16 Medium Term Securities. Notwithstanding any contrary provision herein, if all Debt Securities of a series are not to be originally issued at one time, it shall not be necessary for the Issuers to deliver to the Trustee an Officer’s Certificate, resolutions of the Board of Directors of the Partnership, supplemental indenture, Opinion of Counsel or written order or any other document otherwise required pursuant to Section 2.01, 2.03, 2.05 or 13.05 at or prior to the time of authentication of each Debt Security of such series if such documents are delivered to the Trustee or its agent at or prior to the authentication upon original issuance of the first such Debt Security of such series to be issued; provided, that any subsequent request by the Issuers to the Trustee to authenticate Debt Securities of such series upon original issuance shall constitute a representation and warranty by the Issuers that, as of the date of such request, the statements made in the Officer’s Certificate delivered pursuant to Section 2.05 or 13.05 shall be true and correct as if made on such date and that the Opinion of Counsel delivered at or prior to such time of authentication of an original issuance of Debt Securities shall specifically state that it shall relate to all subsequent issuances of Debt Securities of such series that are identical to the Debt Securities issued in the first issuance of Debt Securities of such series.

An Issuer Order delivered by the Issuers to the Trustee in the circumstances set forth in the preceding paragraph, may provide that Debt Securities which are the subject thereof will be authenticated and delivered by the Trustee or its agent on original issue from time to time upon the telephonic or written order of Persons designated in such written order (any such telephonic instructions to be promptly confirmed in writing by such Person) and that such Persons are authorized to determine, consistent with the Officer’s Certificate, supplemental indenture or resolution of the Board of Directors of the Partnership relating to such written order, such terms and conditions of such Debt Securities as are specified in such Officer’s Certificate, supplemental indenture or such resolution.

Section 2.17 Defaulted Interest. Any interest on any Debt Security of a particular series which is payable, but is not punctually paid or duly provided for, on the dates and in the manner provided in the Debt Securities of such series and in this Indenture (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder thereof on the relevant record date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuers, at their election in each case, as provided in clause (i) or (ii) below:

(i) The Issuers may elect to make payment of any Defaulted Interest to the Persons in whose names the Debt Securities of such series are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuers shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Debt Security of such series and the date of the proposed payment, and at the same time the Issuers shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Issuer shall fix a special record date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Issuer shall promptly but, in any event, not less than 15 days prior to the special record date, notify the Trustee of such special record date and, the Issuer (or, upon written request of the Issuer, the Trustee in the name and at the expense of the Issuer) shall cause notice of the proposed payment date of such Defaulted Interest, the special record date therefor and the amount of the Default Interest to be paid to be mailed first-class, postage prepaid to each Holder as such Holder’s address appears in the Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debt Securities of such series are registered at the close of business on such special record date.

(ii) The Issuers may make payment of any Defaulted Interest on the Debt Securities of such series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of such series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuers to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Section 2.18 CUSIP Numbers. The Issuers in issuing the Debt Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the accuracy of such numbers either as printed on the Debt Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debt Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuers will promptly notify the Trustee in writing of any change in the “CUSIP” numbers.

ARTICLE III

REDEMPTION OF DEBT SECURITIES

Section 3.01 Applicability of Article. The provisions of this Article shall be applicable to the Debt Securities of any series which are redeemable before their Stated Maturity except as otherwise specified as contemplated by Section 2.03 for Debt Securities of such series.

Section 3.02 Notice of Redemption; Selection of Debt Securities. In case the Issuers shall desire to exercise the right to redeem all or, as the case may be, any part of the Debt Securities of any series in accordance with their terms, by resolution of the Board of Directors of the Partnership or a supplemental indenture, the Issuers shall fix a date for redemption and shall give notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the Holders of Debt Securities of such series so to be redeemed as a whole or in part, in the manner provided in Section 13.03. The notice if given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice or any defect in the notice to the Holder of any Debt Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debt Security of such series.

Each such notice of redemption shall specify (i) the date fixed for redemption, (ii) the redemption price at which Debt Securities of such series are to be redeemed (or the method of calculating such redemption price), (iii) the Place or Places of Payment that payment will be made upon presentation and surrender of such Debt Securities, (iv) that any interest accrued to the date fixed for redemption will be paid as specified in said notice, (v) that the redemption is for a sinking fund payment (if applicable), (vi) that, unless otherwise specified in such notice, if the Issuers default in making such redemption payment, the paying agent is prohibited from making such payment pursuant to the terms of this Indenture, (vii) that on and after said date any interest thereon or on the portions thereof to be redeemed will cease to accrue, (viii) that in the case of Original Issue Discount Securities original issue discount accrued after the date fixed for redemption will cease to accrue, (ix) the terms of the Debt Securities of that series pursuant to which the Debt Securities of that series are being redeemed and (x) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Debt Securities of that series. If less than all the Debt Securities of a series are to be redeemed the notice of redemption shall specify the certificate numbers of any Debt Securities of that series to be redeemed that are not in global form. In case any Debt Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debt Security, a new Debt Security or Debt Securities of that series in principal amount equal to the unredeemed portion thereof, will be issued.

At least forty five days before the date fixed for redemption, unless the Trustee consents to a shorter period, the Issuers shall give written notice to the Trustee of the Redemption Date, the principal amount of Debt Securities to be redeemed and the series and terms of the Debt Securities pursuant to which such redemption will occur. Such notice shall be accompanied by an Officer’s Certificate and an Opinion of Counsel to the effect that such redemption will comply with the conditions herein, and such notice may be revoked at any time prior to the giving of a notice of redemption to the Holders pursuant to this Section 3.02. If fewer than all the Debt Securities of a series are to be redeemed, the record date relating to such redemption shall be selected by the Issuers and given in writing to the Trustee, which record date shall be not less than three days after the date of notice to the Trustee.

By 12:00 p.m, New York City time, on the Redemption Date for any Debt Securities, the Issuers shall deposit with the Trustee or with a paying agent (or, if the Partnership is acting as its own paying agent, segregate and hold in trust) an amount of money in Dollars (except as provided pursuant to Section 2.03) sufficient to pay the redemption price of such Debt Securities or any portions thereof that are to be redeemed on that date, together with any interest accrued to the Redemption Date.

If less than all the Debt Securities of like tenor and terms of a series are to be redeemed (other than pursuant to mandatory sinking fund redemptions), the Trustee shall select, on a pro rata basis, by lot or by such other method as in its sole discretion it shall deem appropriate and fair, the Debt Securities of that series or portions thereof (in multiples of $1,000) to be redeemed.

In any case where more than one Debt Security of such series is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Debt Security of such series. The Trustee shall promptly notify the Issuers in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed. If any Debt Security called for redemption shall not be so paid upon surrender thereof on such Redemption Date, the principal, premium, if any, and interest shall bear interest until paid from the Redemption Date at the rate borne by the Debt Securities of that series. If less than all the Debt Securities of unlike tenor and terms of a series are to be redeemed, the particular Debt Securities to be redeemed shall be selected by the Issuers. Provisions of this Indenture that apply to Debt Securities called for redemption also apply to portions of Debt Securities called for redemption.

Section 3.03 Payment of Debt Securities Called for Redemption. If notice of redemption has been given as provided in Section 3.02, the Debt Securities or portions of Debt Securities of the series with respect to which such notice has been given shall become due and payable on the date and at the Place or Places of Payment stated in such notice at the applicable redemption price, together with any interest accrued to the date fixed for redemption, and on and after said date (unless the Issuers shall default in the payment of such Debt Securities at the applicable redemption price, together with any interest accrued to said date) any interest on the Debt Securities or portions of Debt Securities of any series so called for redemption shall cease to accrue, and any original issue discount in the case of Original Issue Discount Securities shall cease to accrue. On presentation and surrender of such Debt Securities at the Place or Places of Payment in said notice specified, the said Debt Securities or the specified portions thereof shall be paid and redeemed by the Issuers at the applicable redemption price, together with any interest accrued thereon to the date fixed for redemption.

Any Debt Security that is to be redeemed only in part shall be surrendered at the Place of Payment with, if the Issuers, the Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuers, the Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing, and the Issuers shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Security without service charge, a new Debt Security or Debt Securities of the same series, of like tenor and form, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered; except that if a Global Security is so surrendered, the Issuers shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered. In the case of a Debt Security providing appropriate space for such notation, at the option of the Holder thereof, the Trustee, in lieu of delivering a new Debt Security or Debt Securities as aforesaid, may make a notation on such Debt Security of the payment of the redeemed portion thereof.

Section 3.04 Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series, resolution of the Board of Directors of the Partnership or a supplemental indenture is herein referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series, resolution of the Board of Directors of the Partnership or a supplemental indenture is herein referred to as an “optional sinking fund payment.”

In lieu of making all or any part of any mandatory sinking fund payment with respect to any Debt Securities of a series in cash, the Issuers may at their option (a) deliver to the Trustee Debt Securities of that series theretofore purchased or otherwise acquired by Issuers or (b) receive credit for the principal amount of Debt Securities of that series which have been redeemed either at the election of the Issuers pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, resolution or supplemental indenture; provided, that such Debt Securities have not been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Debt Securities, resolution or supplemental indenture for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

Section 3.05 Redemption of Debt Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any series of Debt Securities, the Issuers will deliver to the Trustee an Officer’s Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, any resolution or supplemental indenture, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Debt Securities of that series pursuant to this Section 3.05 (which Debt Securities, if not previously redeemed, will accompany such certificate) and whether the Issuers intend to exercise their right to make any permitted optional sinking fund payment with respect to such series. Such certificate shall also state that no Event of Default has occurred and is continuing with respect to such series. Such certificate shall be irrevocable and upon its delivery the Issuers shall be obligated to make the cash payment or payments therein referred to, if any, by 12 p.m., New York City time, on the next succeeding sinking fund payment date. Failure of the Issuers to deliver such certificate (or to deliver the Debt Securities specified in this paragraph) shall not constitute a Default, but such failure shall require that the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Debt Securities subject to a mandatory sinking fund payment without the option to deliver or credit Debt Securities as provided in this Section 3.05 and without the right to make any optional sinking fund payment, if any, with respect to such series.

Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash which shall equal or exceed $100,000 (or a lesser sum if the Issuers shall so request) with respect to the Debt Securities of any particular series shall be applied by the Trustee on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date following the date of such payment) to the redemption of such Debt Securities at the redemption price specified in such Debt Securities, resolution or supplemental indenture for operation of the sinking fund together with any accrued interest to the date fixed for redemption. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Debt Securities shall be added to the next cash sinking fund payment received by the Trustee for such series and, together with such payment, shall be applied in accordance with the provisions of this Section 3.05. Any and all sinking fund moneys with respect to the Debt Securities of any particular series held by the Trustee on the last sinking fund payment date with respect to Debt Securities of such series and not held for the payment or redemption of particular Debt Securities shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Debt Securities of that series at its Stated Maturity.

The Trustee shall select the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in the last paragraph of Section 3.02 and the Issuers shall cause notice of the redemption thereof to be given in the manner provided in Section 3.02 except that the notice of redemption shall also state that the Debt Securities are being redeemed by operation of the sinking fund. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Section 3.03.

The Trustee shall not redeem any Debt Securities of a series with sinking fund moneys or mail any notice of redemption of such Debt Securities by operation of the sinking fund for such series during the continuance of a Default in payment of interest on such Debt Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to such Debt Securities, except that if the notice of redemption of any such Debt Securities shall theretofore have been mailed in accordance with the provisions hereof, the Trustee shall redeem such Debt Securities if cash sufficient for that purpose shall be deposited with the Trustee for that purpose in accordance with the terms of this Article III. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such Default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such Default or Event of Default, be held as security for the payment of such Debt Securities; provided, however, that in case such Default or Event of Default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date for such Debt Securities on which such moneys may be applied pursuant to the provisions of this Section 3.05.

ARTICLE IV

PARTICULAR COVENANTS OF THE ISSUERS

Section 4.01 Payment of Principal of and Premium, If Any, and Interest on, Debt Securities. The Issuers, for the benefit of each series of Debt Securities, will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest on, each of the Debt Securities at the place, at the respective times and in the manner provided herein or in the Debt Securities. Each installment of interest on any Debt Securities not in global form may at the Issuers’ option be paid by mailing checks for such interest payable to the Person entitled thereto pursuant to Section 2.07(a) to the address of such Person as it appears on the Debt Security Register.

Principal of and premium and interest on Debt Securities of any series shall be considered paid on the date due if, by 12:00 p.m., New York City time, on such date the Trustee or any paying agent holds in accordance with this Indenture money sufficient to pay all principal, premium and interest then due.

The Issuers shall pay interest on overdue principal or premium, if any, at the rate specified therefor in the Debt Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

Section 4.02 Maintenance of Offices or Agencies for Registration of Transfer, Exchange and Payment of Debt Securities. The Issuers will maintain in each Place of Payment for any series of Debt Securities an office or agency where Debt Securities of such series may be presented or surrendered for payment, and it shall also maintain (in or outside such Place of Payment) an office or agency where Debt Securities of such series may be surrendered for transfer or exchange. The Issuers will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, may be made or served at the office of the Trustee specified in Section 13.03, and the Issuers hereby appoint the Trustee as their agent to receive all presentations.

The Issuers may also from time to time designate different or additional offices or agencies to be maintained for such purposes (in or outside of such Place of Payment), and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Issuers of their obligations described in the preceding paragraph. The Issuers will give prompt written notice to the Trustee of any such additional designation or rescission of designation and any change in the location of any such different or additional office or agency.

Section 4.03 Appointment to Fill a Vacancy in the Office of Trustee. The Issuers, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.08, a Trustee, so that there shall at all times be a Trustee hereunder with respect to each series of Debt Securities.

Section 4.04 Duties of Paying Agents, etc.

(a) The Issuers shall cause each paying agent, if any, other than the Trustee, to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04,

(i) that it will hold all sums held by it as such agent for the payment of the principal of, and premium, if any, or interest on, the Debt Securities of any series (whether such sums have been paid to it by the Issuers or by any other obligor on the Debt Securities of such series) in trust for the benefit of the Holders of the Debt Securities of such series;

(ii) that it will give the Trustee notice of any failure by the Issuers (or by any other obligor on the Debt Securities of such series) to make any payment of the principal of, and premium, if any, or interest on, the Debt Securities of such series when the same shall be due and payable; and

(iii) that it will at any time during the continuance of an Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by it as such agent.

(b) If the Partnership shall act as its own paying agent, it will, on or before each due date of the principal of, and premium, if any, or interest on, the Debt Securities of any series, set aside, segregate and hold in trust for the benefit of the Holders of the Debt Securities of such series a sum sufficient to pay such principal, premium, if any, or interest so becoming due. The Partnership will promptly notify the Trustee of any failure by the Partnership to take such action or the failure by any other obligor on such Debt Securities to make any payment of the principal of, and premium, if any, or interest on, such Debt Securities when the same shall be due and payable.

(c) Anything in this Section 4.04 to the contrary notwithstanding, the Partnership may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent, as required by this Section 4.04, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Partnership or such paying agent.

(d) Whenever there are one or more paying agents with respect to any series of Debt Securities, the Issuers will, prior to 12:00 p.m., New York City time, on each due date of the principal of, and premium, if any, or interest on, any Debt Securities of such series, deposit with any such paying agent a sum sufficient to pay the principal, premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless any such paying agent is the Trustee) the Partnership will promptly notify the Trustee of its action or failure so to act.

(e) Anything in this Section 4.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.04 is subject to the provisions of Section 11.05.

Section 4.05 SEC Reports; Financial Statements. OpCo shall, so long as any of the Debt Securities are Outstanding:

(a) Whether or not Opco is then required to file reports with the SEC, Opco shall file with the SEC all such reports and other information as it would be required to file with the SEC by Sections 13(a) or 15(d) under the Exchange Act if it was subject thereto; provided, however, that, if filing such documents by Opco with the SEC is not permitted under the Exchange Act, Opco shall, within 15 days after the time Opco would be required to file such information with the SEC if it were subject to Section 13 or 15(d) under the Exchange Act, provide such documents and reports to the Trustee and upon written request supply copies of such documents and reports to any Holder and shall post such documents and reports on Opco’s public website. Opco shall supply the Trustee and each Holder or shall supply to the Trustee for forwarding to each such Holder, without cost to such Holder, copies of such reports and other information. Delivery of such information, documents and reports to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuers’ compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).

(b) So long as permitted by the SEC, at any time that either (x) one or more Subsidiaries of Opco is an Unrestricted Subsidiary (as defined in a supplemental indenture hereto) or (y) Opco holds directly any material assets (including Capital Stock) other than the Capital Stock of the Issuers then the quarterly and annual financial information required by this Section 4.15 will include a reasonably detailed presentation, either in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” or any other comparable section, of the financial condition and results of operations of the Issuers and their Restricted Subsidiaries separate from the financial condition and results of operations of such Unrestricted Subsidiaries and other material assets of the Issuers.

(c) Opco shall also, within a reasonably prompt period of time following the disclosure of the annual and quarterly information required above, conduct a conference call with respect to such information and results of operations for the relevant reporting period. No fewer than three Business Days prior to the date of the conference call required to be held in accordance with the preceding sentence, Opco shall issue a press release to the appropriate internationally recognized wire services announcing the date that such information will be available and the time and date of such conference call.

(d) So long as the Parent is a Guarantor of the Debt Securities of a given series of Debt Securities, Opco may satisfy its obligations under this Section 4.05 with respect to filing, furnishing, providing and posting documents, reports and other information relating to Opco with respect to such series of Debt Securities by the Parent’s filing, furnishing, providing and posting, as the case may be, of such documents, reports and other information relating to the Parent; provided that the same is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to the Parent and its consolidated Subsidiaries on the one hand, and the information relating to the Parent, the Issuers and the Subsidiary Guarantors on a standalone basis, on the other hand, as of the ending date of the period covered by such report.

(e) OpCo shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Trustee may be required to deliver to Holders under this Section.

Section 4.06 Compliance Certificate.

(a) So long as any of the Debt Securities are Outstanding, the Issuers shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Partnership, an Officer’s Certificate signed by the principal executive officer, principal financial officer, principal operating officer or principal accounting officer of the Issuers stating that a review of the activities of the Issuers and their Subsidiaries has been made under the supervision of the signing Officer with a view to determining whether the Issuers and their Subsidiaries have kept, observed, performed and fulfilled their obligations under this Indenture and further stating, as to each such Officer signing such certificate, that, to the best of such Officer’s knowledge, the Issuers and their Subsidiaries during such preceding fiscal year have kept, observed, performed and fulfilled each and every such covenant and no Default occurred during such year and at the date of such certificate there is no Default that has occurred and is continuing or, if such signers do know of such Default, the certificate shall specify such Default and what action, if any, the Issuers are taking or propose to take with respect thereto.

(b) The Issuers shall, so long as any of the Debt Securities are Outstanding, deliver to the Trustee within 30 days after the Issuers become aware (unless such Default has been cured before the end of the 30-day period) of the occurrence of any Default an Officer’s Certificate specifying the Default and what action, if any, the Issuers are taking or propose to take with respect thereto.

Section 4.07 Further Instruments and Acts. The Issuers will, upon request of the Trustee, execute and deliver such further instruments and do such further acts as may reasonably be necessary or proper to carry out more effectually the purposes of this Indenture.

Section 4.08 Existence. Except as permitted by Article X hereof or any supplemental indenture hereto, each of the Issuers shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence and all rights (charter and statutory) and franchises of such Issuer, provided that an Issuer shall not be required to preserve any such right or franchise, if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer.

ARTICLE V

HOLDERS’ LISTS AND REPORTS BY THE TRUSTEE

Section 5.01 Issuers to Furnish Trustee Information as to Names and Addresses of Holders; Preservation of Information. Each Issuer covenants and agrees that it will furnish or cause to be furnished to the Trustee with respect to the Debt Securities of each series:

(a) not more than 10 days after each record date with respect to the payment of interest, if any, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such record date, and

(b) at such other times as the Trustee may request in writing, within 30 days after the receipt by such Issuer of any such request, a list of similar form and contents as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee shall be the Registrar, such lists shall not be required to be furnished.

The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders (i) contained in the most recent list furnished to it as provided in this Section 5.01 or (ii) received by it in the capacity of paying agent or Registrar (if so acting) hereunder.

The Trustee may destroy any list furnished to it as provided in this Section 5.01 upon receipt of a new list so furnished.

Section 5.02 Communications to Holders. Holders may communicate pursuant to Section 312(b) of the TIA with other Holders with respect to their rights under this Indenture or the Debt Securities. The Issuers, the Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the TIA.

Section 5.03 Reports by Trustee. Within 60 days after each January 31, beginning with the first January 31 following the date of this Indenture, and in any event on or before April 1 in each year, the Trustee shall mail to Holders a brief report dated as of such January 31 that complies with TIA Section 313(a); provided, however, that if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted. The Trustee also shall comply with TIA Section 313(b).

Reports pursuant to this Section 5.03 shall be transmitted by mail:

(a) to all Holders, as the names and addresses of such Holders appear in the Debt Security Register; and

(b) except in the cases of reports under Section 313(b)(2) of the TIA, to each Holder of a Debt Security of any series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 5.01.

A copy of each report at the time of its mailing to Holders shall be filed with the Securities and Exchange Commission and each stock exchange (if any) on which the Debt Securities of any series are listed. The Issuers agree to notify promptly the Trustee whenever the Debt Securities of any series become listed on any stock exchange and of any delisting thereof.

Section 5.04 Record Dates for Action by Holders. If the Issuers shall solicit from the Holders of Debt Securities of any series any action (including the making of any demand or request, the giving of any direction, notice, consent or waiver or the taking of any other action), the Issuers may, at their option, by resolution of the Board of Directors of the Partnership, fix in advance a record date for the determination of Holders of Debt Securities entitled to take such action, but the Issuers shall have no obligation to do so. Any such record date shall be fixed at the Issuers’ discretion. If such a record date is fixed, such action may be sought or given before or after the record date, but only the Holders of Debt Securities of record at the close of business on such record date shall be deemed to be Holders of Debt Securities for the purpose of determining whether Holders of the requisite proportion of Debt Securities of such series Outstanding have authorized or agreed or consented to such action, and for that purpose the Debt Securities of such series Outstanding shall be computed as of such record date.

ARTICLE VI

REMEDIES OF THE TRUSTEE AND HOLDERS IN EVENT OF DEFAULT

Section 6.01 Events of Default. If any one or more of the following shall have occurred and be continuing with respect to Debt Securities of any series (each of the following, an “Event of Default”):

(a) default in the payment of any installment of interest upon any Debt Securities of that series as and when the same shall become due and payable, and continuance of such default for a period of 60 days; or

(b) default in the payment of the principal of or premium, if any, on any Debt Securities of that series as and when the same shall become due and payable, whether at Stated Maturity, upon redemption, by declaration, upon required repurchase or otherwise; or

(c) default in the payment of any sinking fund payment with respect to any Debt Securities of that series as and when the same shall become due and payable; or

(d) failure on the part of the Issuers, or if any series of Debt Securities Outstanding under this Indenture is entitled to the benefits of the Guarantee, any of the Guarantors, duly to observe or perform any other of the covenants or agreements on the part of the Issuers, or if applicable, any of the Guarantors, in the Debt Securities of that series, in any resolution of the Board of Directors of the Partnership authorizing the issuance of that series of Debt Securities, in this Indenture with respect to such series or in any supplemental indenture with respect to such series (other than a covenant a default in the performance of which is elsewhere in this Section specifically dealt with), continuing for a period of 30 days after the date on which written notice specifying such failure and requiring the Issuers, or if applicable, the Guarantors, to remedy the same shall have been given to the Issuers, or if applicable, the Guarantors, by the Trustee or to the Issuers, or if applicable, the Guarantors, and the Trustee by the Holders of at least 25% in aggregate principal amount of the Debt Securities of that series at the time Outstanding; or

(e) either of the Issuers, or if any series of Debt Securities Outstanding under this Indenture is entitled to the benefits of the Guarantee, any of the Guarantors, pursuant to or within the meaning of any Bankruptcy Law,

(i) commences a voluntary case,

(ii) consents to the entry of an order for relief against it in an involuntary case,

(iii) consents to the appointment of a Custodian of it or for all or substantially all of its property; or

(iv) makes a general assignment for the benefit of its creditors;

(f) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(i) is for relief against either of the Issuers, or if any series of Debt Securities Outstanding under this Indenture is entitled to the benefits of the Guarantee, any of the Guarantors, as debtor in an involuntary case,

(ii) appoints a Custodian of either Issuer, or if any series of Debt Securities Outstanding under this Indenture is entitled to the benefits of the Guarantee, any of the Guarantors, or a Custodian for all or substantially all of the property of either Issuer, or if applicable, any of the Guarantors, or

(iii) orders the liquidation of either Issuer, or if any series of Debt Securities Outstanding under this Indenture is entitled to the benefits of the Guarantee, any of the Guarantors, and the order or decree remains unstayed and in effect for 60 days;

(g) if any series of Debt Securities Outstanding under this Indenture is entitled to the benefits of the Guarantee, the Guarantee of any of the Guarantors ceases to be in full force and effect with respect to Debt Securities of that series (except as otherwise provided in this Indenture) or is declared null and void in a judicial proceeding or any of the Guarantors denies or disaffirms its obligations under this Indenture or such Guarantee; or

(h) failure on the part of the Issuers to comply with Article X;

(i) any other Event of Default provided with respect to Debt Securities of that series;

then and in each and every case that an Event of Default described in clause (a), (b), (c), (d), (g), (h) or (i) with respect to Debt Securities of that series at the time Outstanding occurs and is continuing, unless the principal of, premium, if any, and accrued and unpaid interest on all the Debt Securities of that series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Debt Securities of that series then Outstanding hereunder, by notice in writing to the Issuers (and to the Trustee if given by Holders), may declare the principal of (or, if the Debt Securities of that series are Original Issue Discount Debt Securities, such portion of the principal amount as may be specified in the terms of that series), premium, if any, and interest on all the Debt Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Debt Securities of that series contained to the contrary notwithstanding. If an Event of Default described in clause (e) or (f) occurs with respect to the Partnership, then and in each and every such case, unless the principal of and accrued and unpaid interest on all the Debt Securities shall have become due and payable, the principal of (or, if the Debt Securities of that series are Original Issue Discount Debt Securities, such portion of the principal amount as may be specified in the terms thereof), premium, if any, and interest on all the Debt Securities then Outstanding hereunder shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders, anything in this Indenture or in the Debt Securities contained to the contrary notwithstanding.

The Holders of a majority in aggregate principal amount of the Debt Securities of a particular series by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction already rendered and if all existing Events of Default with respect to that series have been cured or waived except nonpayment of principal, premium, if any, or interest that has become due solely because of acceleration. Upon any such rescission, the parties hereto shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the parties hereto shall continue as though no such proceeding had been taken.

Section 6.02 Collection of Debt by Trustee, etc.. If an Event of Default occurs and is continuing, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid or enforce the performance of any provision of the Debt Securities of the affected series or this Indenture, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against any of the Guarantors or the Issuers or any other obligor upon the Debt Securities of such series (and collect in the manner provided by law out of the property of any of the Guarantors or the Issuers or any other obligor upon the Debt Securities of such series wherever situated the moneys adjudged or decreed to be payable).

In case there shall be pending proceedings for the bankruptcy or for the reorganization of any of the Guarantors, the Issuers or any other obligor upon the Debt Securities of any series under any Bankruptcy Law, or in case a Custodian shall have been appointed for its property, or in case of any other similar judicial proceedings relative to any of the Guarantors, the Issuers or any other obligor upon the Debt Securities of any series, its creditors or its property, the Trustee, irrespective of whether the principal of Debt Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest (or, if the Debt Securities of such series are Original Issue Discount Debt Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Debt Securities of such series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith) and of the Holders thereof allowed in any such judicial proceedings relative to any of the Guarantors, the Issuers or any other obligor upon the Debt Securities of such series, its creditors or its property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of such Holders and of the Trustee on their behalf, and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of such Holders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to such Holders, to pay to the Trustee such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

All rights of action and of asserting claims under this Indenture, or under any of the Debt Securities of any series, may be enforced by the Trustee without the possession of any such Debt Securities, or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment (except for any amounts payable to the Trustee pursuant to Section 7.06) shall be for the ratable benefit of the Holders of all the Debt Securities in respect of which such action was taken.

In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 6.03 Application of Moneys Collected by Trustee. Any moneys or other property collected by the Trustee pursuant to Section 6.02 with respect to Debt Securities of any series shall be applied, in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys or other property, upon presentation of the several Debt Securities of such series in respect of which moneys or other property have been collected, and the notation thereon of the payment, if only partially paid, and upon surrender thereof if fully paid:

FIRST: To the payment of all money due the Trustee pursuant to Section 7.06;

SECOND: In case the principal of the Outstanding Debt Securities in respect of which such moneys have been collected shall not have become due, to the payment of interest on the Debt Securities of such series in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate or Yield to Maturity (in the case of Original Issue Discount Debt Securities) borne by the Debt Securities of such series, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

THIRD: In case the principal of the Outstanding Debt Securities in respect of which such moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Debt Securities of such series for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate or Yield to Maturity (in the case of Original Issue Discount Debt Securities) borne by the Debt Securities of such series; and, in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Debt Securities of such series, then to the payment of such principal and premium, if any, and interest, without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Debt Security of such series over any Debt Security of such series, ratably to the aggregate of such principal and premium, if any, and interest; and

FOURTH: The remainder, if any, shall be paid to the Guarantors or the Issuers, as applicable, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.03. At least 15 days before such record date, the Issuers shall mail to each Holder and the Trustee a notice that states the record date, the payment date and amount to be paid.

Section 6.04 Limitation on Suits by Holders. No Holder of any Debt Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise, upon or under or with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default with respect to Debt Securities of that same series and of the continuance thereof and unless the Holders of not less than 25% in aggregate principal amount of the Outstanding Debt Securities of that series shall have made written request upon the Trustee to institute such action or proceedings in respect of such Event of Default in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity or security satisfactory to it as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity or security shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.06; it being understood and intended, and being expressly covenanted by the Holder of every Debt Security with every other Holder and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any Holders, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all such Holders. For the protection and enforcement of the provisions of this Section 6.04, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Notwithstanding any other provision in this Indenture, however, the right of any Holder of any Debt Security to receive payment of the principal of, and premium, if any, and (subject to Section 2.12) interest on, such Debt Security, on or after the respective due dates expressed in such Debt Security, and to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 6.05 Remedies Cumulative; Delay or Omission in Exercise of Rights Not a Waiver of Default. All powers and remedies given by this Article VI to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any Default occurring and continuing as aforesaid, shall impair any such right or power, or shall be construed to be a waiver of any such Default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article VI or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

Section 6.06 Rights of Holders of Majority in Principal Amount of Debt Securities to Direct Trustee and to Waive Default. The Holders of not less than a majority in aggregate principal amount of the Debt Securities of any series at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or of exercising any right, trust or power conferred on the Trustee, with respect to the Debt Securities of such series; provided, however, that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture, and that subject to the provisions of Section 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel shall determine that the action so directed may not lawfully be taken or is inconsistent with any provision of this Indenture, or if the Trustee shall by a responsible officer or officers determine that the action so directed would involve it in personal liability or would be unduly prejudicial to Holders of Debt Securities of such series not taking part in such direction; and provided, further, however, that nothing in this Indenture contained shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by such Holders. The Holders of not less than a majority in aggregate principal amount of the Debt Securities of any series at the time Outstanding may on behalf of the Holders of all the Debt Securities of that series waive any past Default or Event of Default and its consequences for that series, except a Default or Event of Default in the payment of the principal of, and premium, if any, or interest on, any of the Debt Securities and a Default or Event of Default in respect of a provision that under Section 9.02 cannot be amended without the consent of each Holder affected thereby. In case of any such waiver, such Default shall cease to exist, any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, and the Guarantors, the Issuers, the Trustee and the Holders of the Debt Securities of that series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

Section 6.07 Trustee to Give Notice of Events of Defaults Known to It, but May Withhold Such Notice in Certain Circumstances. The Trustee shall, within 90 days after the occurrence of an Event of Default, or if later, within 30 days after the Trustee obtains actual knowledge of the Event of Default, with respect to a series of Debt Securities give to the Holders thereof, in the manner provided in Section 13.03, notice of all Events of Default with respect to such series known to the Trustee, unless such Events of Default shall have been cured or waived before the giving of such notice; provided, that, except in the case of an Event of Default in the payment of the principal of, or premium, if any, or interest on, any of the Debt Securities of such series or in the making of any sinking fund payment with respect to the Debt Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a committee of directors or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders thereof.

Section 6.08 Requirement of an Undertaking to Pay Costs in Certain Suits under the Indenture or Against the Trustee. All parties to this Indenture agree, and each Holder of any Debt Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit in the manner and to the extent provided in the TIA, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.08 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 25 percent in principal amount of the Outstanding Debt Securities of that series or to any suit instituted by any Holder for the enforcement of the payment of the principal of, or premium, if any, or interest on, any Debt Security on or after the due date for such payment expressed in such Debt Security.

ARTICLE VII

CONCERNING THE TRUSTEE

Section 7.01 Certain Duties and Responsibilities. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, its own bad faith or its own willful misconduct, except that:

(a) this paragraph shall not be construed to limit the effect of the first paragraph of this Section 7.01;

(b) prior to the occurrence of an Event of Default with respect to the Debt Securities of a series and after the curing or waiving of all Events of Default with respect to such series which may have occurred:

(i) the duties and obligations of the Trustee with respect to Debt Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations with respect to such series as are specifically set forth in this Indenture, and no implied covenants or obligations with respect to such series shall be read into this Indenture against the Trustee;

(ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

(iii) the Trustee shall not be liable for an error of judgment made in good faith by a responsible officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

(iv) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it with respect to Debt Securities of any series in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of that series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to Debt Securities of such series.

None of the provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 7.02 Certain Rights of Trustee. Except as otherwise provided in Section 7.01:

(a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request, direction, order or demand of an Issuer mentioned herein shall be sufficiently evidenced by an Issuer Order (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors of any Person may be evidenced to the Trustee by a copy thereof certified by the proper Officer of such Person;

(c) the Trustee may consult with counsel, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in reliance upon such advice or Opinion of Counsel;

(d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders of Debt Securities of any series pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

(e) the Trustee shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval or other paper or document, unless requested in writing to do so by the Holders of a majority in aggregate principal amount of the then Outstanding Debt Securities of a series affected by such matter; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is not, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require satisfactory indemnity against such costs, expenses or liabilities as a condition to so proceeding, and the reasonable expense of every such investigation shall be paid by the Issuers or, if paid by the Trustee, shall be repaid by the Issuer upon demand;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder; and

(h) if any property other than cash shall at any time be subject to a Lien in favor of the Holders, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such Lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax Liens or other prior Liens or encumbrances thereon.

(i) The rights, privileges, protections, immunities and benefits given to the Trustee, including its right to be indemnified and/or secured, are extended to, and shall be enforceable by Wilmington Trust, National Association in each of its respective capacities hereunder, and each agent, custodian and other person employed to act hereunder. Absent willful misconduct or negligence, each Paying Agent, Registrar and Transfer Agent shall not be liable for acting in good faith on instructions believed by it to be genuine and from the proper party. Each Agent’s obligations and duties are several and not joint.

(j) The permissive right of the Trustee to take the actions permitted by this Indenture shall not be construed as an obligation or duty to do so.

(k) The Trustee will not be liable to any person if prevented or delayed in performing any of its obligations or discretionary functions under this Indenture by reason of any present or future law applicable to it, by any governmental or regulatory authority or by any circumstances beyond its control.

(l) The Trustee shall not under any circumstances be liable for any punitive, special or consequential damages (including loss of business, goodwill, opportunity or profit of any kind) of the Company, any Subsidiary or any other Person (or, in each case, any successor thereto), even if advised of it in advance and even if foreseeable.

Section 7.03 Trustee Not Liable for Recitals in Indenture or in Debt Securities. The recitals contained herein, in the Debt Securities (except the Trustee’s certificate of authentication) shall be taken as the statements of the Issuers and the Guarantors, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities of any series, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Debt Securities and perform its obligations hereunder, and that the statements made by it or to be made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Partnership are true and accurate. The Trustee shall not be accountable for the use or application by any Person of any of the Debt Securities or of the proceeds thereof.

Section 7.04 Trustee, Paying Agent or Registrar May Own Debt Securities. The Trustee or any paying agent or Registrar, in its individual or any other capacity, may become the owner or pledgee of Debt Securities and subject to the provisions of the TIA relating to conflicts of interest and preferential claims may otherwise deal with the Issuers with the same rights it would have if it were not Trustee, paying agent or Registrar.

Section 7.05 Moneys Received by Trustee to Be Held in Trust. Subject to the provisions of Section 11.05, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time to the Issuers upon an Issuer Order.

Section 7.06 Compensation and Reimbursement. Each Issuer covenants and agrees to pay in Dollars to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and, except as otherwise expressly provided herein, the Issuers will pay or reimburse in Dollars the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, attorneys and counsel and of all Persons not regularly in its employ), including without limitation, Section 6.02, except any such expense, disbursement or advances as may arise from its negligence, willful misconduct or bad faith. The Issuers also covenant to indemnify in Dollars the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim of liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Issuers under this Section 7.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional Debt hereunder and shall survive the satisfaction and discharge of this Indenture. The Issuers and the Holders agree that such additional Debt shall be secured by a Lien prior to that of the Debt Securities upon all property and funds held or collected by the Trustee, as such, except funds held in trust for the payment of principal of, and premium, if any, or interest on, particular Debt Securities.

When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(e) or (f) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

Section 7.07 Right of Trustee to Rely on an Officer’s Certificate Where No Other Evidence Specifically Prescribed. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

Section 7.08 Separate Trustee; Replacement of Trustee. The Issuers may, but need not, appoint a separate Trustee for any one or more series of Debt Securities. The Trustee may resign with respect to one or more or all series of Debt Securities at any time by giving notice to the Issuers. The Holders of a majority in principal amount of the Debt Securities of a particular series may remove the Trustee for such series and only such series by so notifying the Trustee and may appoint a successor Trustee. The Issuers may remove the Trustee if:

(a)	the Trustee fails to comply with Section 7.10;

(b)	the Trustee is adjudged bankrupt or insolvent;

(c)	a Custodian takes charge of the Trustee or its property; or

(d)	the Trustee otherwise becomes incapable of acting.

If the Trustee resigns, is removed by the Issuers or by the Holders of a majority in principal amount of the Debt Securities of a particular series and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuers shall promptly appoint a successor Trustee. No resignation or removal of the Trustee and no appointment of a successor Trustee shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of this Section 7.08.

A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuers. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of Debt Securities of each applicable series. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the Lien provided for in Section 7.06.

If a successor Trustee does not take office within 60 days after the retiring Trustee gives notice of resignation or is removed, the retiring Trustee or the Holders of 25% in principal amount of the Debt Securities of any applicable series may petition any court of competent jurisdiction for the appointment of a successor Trustee for the Debt Securities of such series.

If the Trustee fails to comply with Section 7.10, any Holder of Debt Securities of any applicable series may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Debt Securities of such series.

Notwithstanding the replacement of the Trustee pursuant to this Section 7.08, the Issuers’ obligations under Section 7.06 shall continue for the benefit of the retiring Trustee.

In the case of the appointment hereunder of a separate or successor Trustee with respect to the Debt Securities of one or more series, the Issuers, any retiring Trustee and each successor or separate Trustee with respect to the Debt Securities of any applicable series shall execute and deliver an indenture supplemental hereto (i) which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of any retiring Trustee with respect to the Debt Securities of any series as to which any such retiring Trustee is not retiring shall continue to be vested in such retiring Trustee and (ii) that shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such separate, retiring or successor Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

Section 7.09 Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Trustee.

In case at the time such successor or successors to the Trustee by merger, conversion, consolidation or transfer shall succeed to the trusts created by this Indenture any of the Debt Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Debt Securities so authenticated; and in case at that time any of the Debt Securities shall not have been authenticated, any successor to the Trustee may authenticate such Debt Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Debt Securities or in this Indenture provided that the certificate of the Trustee shall have.

Section 7.10 Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of Section 310 (a) of the TIA. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. No obligor upon the Debt Securities of a particular series or Person directly or indirectly controlling, controlled by or under common control with such obligor shall serve as Trustee for the Debt Securities of such series. The Trustee shall comply with Section 310(b) of the TIA; provided, however, that there shall be excluded from the operation of Section 310(b)(1) of the TIA this Indenture or any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Issuers are outstanding if the requirements for such exclusion set forth in Section 310(b)(1) of the TIA are met.

Section 7.11 Preferential Collection of Claims Against Issuers. The Trustee shall comply with Section 311 (a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated therein.

Section 7.12 Compliance with Tax Laws. The Trustee hereby agrees to comply with all U.S. Federal income tax information reporting and withholding requirements applicable to it with respect to payments of premium (if any) and interest on the Debt Securities, whether acting as Trustee, Registrar, paying agent or otherwise with respect to the Debt Securities.

ARTICLE VIII

CONCERNING THE HOLDERS

Section 8.01 Evidence of Action by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Debt Securities of any or all series may take action (including the making of any demand or request, the giving of any direction, notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in Person or by agent or proxy appointed in writing, (b) by the record of the Holders voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Section 5.02, (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders or (d) in the case of Debt Securities evidenced by a Global Security, by any electronic transmission or other message, whether or not in written format, that complies with the Depositary’s applicable procedures.

Section 8.02 Proof of Execution of Instruments and of Holding of Debt Securities. Subject to the provisions of Sections 7.01, 7.02 and 13.09, proof of the execution of any instrument by a Holder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Debt Securities of any series shall be proved by the Debt Security Register or by a certificate of the Registrar for such series. The Trustee may require such additional proof of any matter referred to in this Section 8.02 as it shall deem necessary.

Section 8.03 Who May Be Deemed Owner of Debt Securities. Prior to due presentment for registration of transfer of any Debt Security, the Issuers, the Guarantors, the Trustee, any paying agent and any Registrar may deem and treat the Person in whose name any Debt Security shall be registered upon the books of the Registrar as the absolute owner of such Debt Security (whether or not such Debt Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and premium, if any, and (subject to Section 2.12) interest on such Debt Security and for all other purposes, and none of the Issuers, the Guarantors or the Trustee nor any paying agent nor any Registrar shall be affected by any notice to the contrary; and all such payments so made to any such Holder for the time being, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Debt Security.

None of the Issuers, the Guarantors, the Trustee, any paying agent or any Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 8.04 Instruments Executed by Holders Bind Future Holders. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Debt Securities of any series specified in this Indenture in connection with such action and subject to the following paragraph, any Holder of a Debt Security which is shown by the evidence to be included in the Debt Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its corporate trust office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Debt Security. Except as aforesaid any such action taken by the Holder of any Debt Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Debt Security and of any Debt Security issued upon transfer thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Debt Security or such other Debt Securities. Any action taken by the Holders of the percentage in aggregate principal amount of the Debt Securities of any series specified in this Indenture in connection with such action shall be conclusively binding upon the Issuers, the Guarantors, the Trustee and the Holders of all the Debt Securities of such series.

The Issuers may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Debt Securities entitled to give their consent or take any other action required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Holders of Debt Securities at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders of Debt Securities after such record date. No such consent shall be valid or effective for more than 120 days after such record date unless the consent of the Holders of the percentage in aggregate principal amount of the Debt Securities of such series specified in this Indenture shall have been received within such 120-day period.

ARTICLE IX

SUPPLEMENTAL INDENTURES

Section 9.01 Purposes for Which Supplemental Indenture May Be Entered into Without Consent of Holders. The Issuers and the Guarantors, when authorized by resolutions of the Board of Directors of the Partnership, and the Trustee may from time to time and at any time, without the consent of Holders, enter into an Indenture or indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof) for one or more of the following purposes:

(a) to evidence the succession pursuant to Article X of another Person to an Issuer, or successive successions, and the assumption by the Successor Issuer (as defined in Section 10.01) of the covenants, agreements and obligations of such Issuer in this Indenture and in the Debt Securities;

(b) to surrender any right or power herein conferred upon the Issuers or the Guarantors, to add to the covenants of the Issuers or the Guarantors such further covenants, restrictions, conditions or provisions for the protection of the Holders of all or any series of Debt Securities (and if such covenants are to be for the benefit of less than all series of Debt Securities, stating that such covenants are expressly being included solely for the benefit of such series) as the Board of Directors of the Partnership shall consider to be for the protection of the Holders of such Debt Securities, and to make the occurrence, or the occurrence and continuance, of a Default in any of such additional covenants, restrictions, conditions or provisions a Default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after Default (which period may be shorter or longer than that allowed in the case of other Defaults) or may provide for an immediate enforcement upon such Default or may limit the remedies available to the Trustee upon such Default or may limit the right of the Holders of a majority in aggregate principal amount of any or all series of Debt Securities to waive such Default;

(c) to cure any ambiguity or omission or to correct or supplement any provision contained herein, in any supplemental indenture or in any Debt Securities of any series that may be defective or inconsistent with any other provision contained herein, in any supplemental indenture or in the Debt Securities of such series; to convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or to make such other provisions in regard to matters or questions arising under this Indenture as shall not adversely affect the interests of any Holders of Debt Securities of any series;

(d) to permit the qualification of this Indenture or any indenture supplemental hereto under the TIA as then in effect, except that nothing herein contained shall permit or authorize the inclusion in any indenture supplemental hereto of the provisions referred to in Section 316(a)(2) of the TIA;

(e) to permit or facilitate the issuance of Debt Securities of any series in uncertificated form;

(f) to reflect the release of the Guarantor in accordance with Article XIV;

(g) to add Guarantors with respect to any or all of the Debt Securities or to secure any or all of the Debt Securities or the Guarantee;

(h) to make any change that does not adversely affect the rights hereunder of any Holder;

(i) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Debt Securities; provided, however, that any such addition, change or elimination not otherwise permitted under this Section 9.01 shall neither apply to any Debt Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor modify the rights of the Holder of any such Debt Security with respect to such provision or shall become effective only when there is no such Debt Security Outstanding;

(j) to evidence and provide for the acceptance of appointment hereunder by a successor or separate Trustee with respect to the Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; and

(k) to establish the form or terms of Debt Securities of any series as permitted by Sections 2.01 and 2.03.

The Trustee is hereby authorized to join with the Issuers and the Guarantors in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Any supplemental indenture authorized by the provisions of this Section 9.01 may be executed by the Issuers, the Guarantors and the Trustee without the consent of the Holders of any of the Debt Securities at the time Outstanding, notwithstanding any of the provisions of Section 9.02.

Section 9.02 Modification of Indenture with Consent of Holders of Debt Securities. Without notice to any Holder but with the consent (evidenced as provided in Section 8.01) of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture (including consents obtained in connection with a tender offer or exchange offer for any such series of Debt Securities), the Issuers and the Guarantors, when authorized by resolutions of the Board of Directors of the Partnership, and the Trustee may from time to time and at any time enter into an Indenture or indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Debt Securities of such series; provided, that no such supplemental indenture, without the consent of the Holders of each Debt Security so affected, shall: reduce the percentage in principal amount of Debt Securities of any series whose Holders must consent to an amendment; reduce the rate of or extend the time for payment of interest on any Debt Security; reduce the principal of or extend the Stated Maturity of any Debt Security; reduce any premium payable upon the redemption of any Debt Security or change the time at which any Debt Security may or shall be redeemed in accordance with Article III; make any Debt Security payable in currency other than the currency such Debt Security was payable on the date of issuance of such Debt Security; impair the right of any Holder to receive payment of premium, if any, principal of and interest on such Holder’s Debt Securities on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Debt Securities; release any security that may have been granted in respect of the Debt Securities, other than in accordance with this Indenture; make any change in Section 6.06 or this Section 9.02; or, except as provided in Section 11.02(b) or Section 14.04, release the Guarantors other than as provided in this Indenture or modify the Guarantee in any manner adverse to the Holders.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has been expressly included solely for the benefit of one or more particular series of Debt Securities or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series.

Upon the request of the Issuers and the Guarantors, accompanied by a copy of resolutions of the Board of Directors authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Issuers in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

After an amendment under this Section 9.02 requiring the consent of the Holders of any series of Debt Securities becomes effective, the Issuers shall mail to Holders of that series of Debt Securities of each series affected thereby a notice briefly describing such amendment. The failure to give such notice to any such Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.02 with respect to other Holders.

Section 9.03 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuers, the Guarantors and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

The Trustee, subject to the provisions of Sections 7.01 and 7.02, may receive an Officer’s Certificate and an Opinion of Counsel stating that any such supplemental indenture is permitted or authorized pursuant to this Indenture and that all conditions precedent to the execution thereof are satisfied.

Section 9.04 Debt Securities May Bear Notation of Changes by Supplemental Indentures. Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article IX may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. New Debt Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Partnership, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Partnership, authenticated by the Trustee and delivered in exchange for the Debt Securities of such series then Outstanding. Failure to make the appropriate notation or to issue a new Debt Security of such series shall not affect the validity of such amendment.

ARTICLE X

CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 10.01 Consolidations and Mergers of the Issuers. Neither Issuer shall consolidate or amalgamate with or merge with or into any Person, or sell, convey, transfer, lease or otherwise dispose of all or substantially all its assets to any Person, whether in a single transaction or a series of related transactions, except (1), in the case of the Partnership, in accordance with the provisions of its partnership agreement, and (2) unless: (a) either (i) such Issuer shall be the surviving Person in the case of a merger or (ii) the resulting, surviving or transferee Person if other than such Issuer (the “Successor Issuer”), shall be (in the case of the Partnership) a partnership, limited liability company or corporation (or, in the case of Finance Corporation, a corporation, so long as the Partnership is not a corporation) organized and existing under the laws of the United States, any State thereof or the District of Columbia and the Successor Issuer shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of such Issuer under this Indenture and the Debt Securities according to their tenor; (b) immediately after giving effect to such transaction or series of transactions (and treating any Debt which becomes an obligation of the Successor Issuer or any Subsidiary of the Partnership as a result of such transaction as having been incurred by the Successor Issuer or such Subsidiary at the time of such transaction or series of transactions), no Default or Event of Default would occur or be continuing; (c) if such Issuer is not the continuing Person, then each Guarantor, unless it has become the Successor Issuer, shall confirm that its Guarantee shall continue to apply to the obligations under the Debt Securities and this Indenture; and (d) the Issuers shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger or disposition and such supplemental indenture (if any) comply with this Indenture.

Section 10.02 Rights and Duties of Successor Issuer. In case of any consolidation, amalgamation or merger where an Issuer is not the continuing Person, or disposition of all or substantially all of the assets of an Issuer in accordance with Section 10.01, the Successor Issuer shall succeed to and be substituted for such Issuer with the same effect as if it had been named herein as the respective party to this Indenture, and the predecessor entity shall be released from all liabilities and obligations under this Indenture and the Debt Securities, except that no such release will occur in the case of a lease of all or substantially all of such Issuer’s assets. The Successor Issuer thereupon may cause to be signed, and may issue either in its own name or in the name of the predecessor entity, any or all the Debt Securities issuable hereunder which theretofore shall not have been signed by or on behalf of the predecessor entity and delivered to the Trustee; and, upon an Issuer Order, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Debt Securities which previously shall have been signed and delivered by or on behalf of the predecessor entity to the Trustee for authentication, and any Debt Securities which the Successor Issuer thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Debt Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debt Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all such Debt Securities had been issued at the date of the execution hereof.

In case of any such consolidation, amalgamation, merger, sale or disposition such changes in phraseology and form (but not in substance) may be made in the Debt Securities thereafter to be issued as may be appropriate.

ARTICLE XI

SATISFACTION AND DISCHARGE OF

INDENTURE; DEFEASANCE; UNCLAIMED MONEYS

Section 11.01 Applicability of Article. The provisions of this Article XI relating to discharge or defeasance of Debt Securities shall be applicable to each series of Debt Securities except as otherwise specified pursuant to Section 2.03 for Debt Securities of such series.

Section 11.02 Satisfaction and Discharge of Indenture; Defeasance.

(a) If at any time the Issuers shall have delivered to the Trustee for cancellation all Debt Securities of any series theretofore authenticated and delivered (other than any Debt Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.09 and Debt Securities for whose payment money has theretofore been deposited in trust and thereafter repaid to the Issuers as provided in Section 11.05) or all Debt Securities of such series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Issuers shall deposit with the Trustee as trust funds the entire amount in cash sufficient to pay at final maturity or upon redemption all Debt Securities of such series not theretofore delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due on such date of maturity or Redemption Date, as the case may be, and if in either case the Issuers shall also pay or cause to be paid all other sums payable hereunder by the Issuers, then this Indenture shall cease to be of further effect (except as to any surviving rights herein expressly provided for) with respect to the Debt Securities of such series, and the Trustee, on demand of the Issuers accompanied by an Officer’s Certificate and an Opinion of Counsel and at the cost and expense of the Issuers, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to the Debt Securities of such series.

(b) Subject to Sections 11.02(c), 11.03 and 11.07, the Issuers at any time may terminate, with respect to Debt Securities of a particular series, all its obligations under the Debt Securities of such series and this Indenture with respect to the Debt Securities of such series (“legal defeasance option”) or the operation of (w) Sections 4.09 and 4.10, any covenant made applicable to such Debt Securities pursuant to Section 2.03, (y) Sections 6.01(d), (g) and (h) and (z) as they relate to the Guarantors only, Sections 6.01(e) and (f) (“covenant defeasance option”). If the Issuers exercise either their legal defeasance option or their covenant defeasance option with respect to Debt Securities of a particular series that are entitled to the benefit of the Guarantee, the Guarantee will terminate with respect to that series of Debt Securities. The Issuers may exercise their legal defeasance option notwithstanding their prior exercise of its covenant defeasance option.

If the Issuers exercise their legal defeasance option, payment of the Debt Securities of the defeased series may not be accelerated because of an Event of Default. If the Issuers exercise their covenant defeasance option, payment of the Debt Securities of the defeased series may not be accelerated because of an Event of Default specified in Sections 6.01(d), (g) and (h) and, with respect to the Guarantors only, Sections 6.01(e) and (f).

Upon satisfaction of the conditions set forth herein and upon request of the Issuers, the Trustee shall acknowledge in writing the discharge of those obligations that the Issuers terminate.

(c) Notwithstanding clauses (a) and (b) above, the Issuers’ obligations in Sections 2.07, 2.09, 4.02, 4.03, 4.04, the last sentence of 4.05(a), 4.06(a), 5.01, 7.06, 11.05, 11.06 and 11.07 shall survive until the Debt Securities of the defeased series have been paid in full. Thereafter, the Issuers’ obligations in Sections 7.06, 11.05 and 11.06 shall survive.

Section 11.03 Conditions of Defeasance. The Issuers may exercise their legal defeasance option or their covenant defeasance option with respect to Debt Securities of a particular series only if:

(a) the Issuers irrevocably deposit in trust with the Trustee money or U.S. Government Obligations for the payment of principal of, and premium, if any, and interest on, the Debt Securities of such series to final maturity or redemption, as the case may be;

(b) the Issuers deliver to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay the principal, premium, if any, and interest when due on all the Debt Securities of such series to final maturity or redemption, as the case may be;

(c) 91 days pass after the deposit is made and during the 91-day period no Default specified in Section 6.01(e) or (f) with respect to the Partnership occurs which is continuing at the end of the period;

(d) no Default has occurred and is continuing on the date of such deposit and after giving effect thereto;

(e) the deposit does not constitute a default under any other agreement binding on the Issuers;

(f) the Issuers deliver to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

(g) in the event of the legal defeasance option, the Issuers shall have delivered to the Trustee an Opinion of Counsel stating that the Issuers have received from the Internal Revenue Service a ruling, or since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of Debt Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

(h) in the event of the covenant defeasance option, the Issuers shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of Debt Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

(i) the Issuers deliver to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Debt Securities of such series as contemplated by this Article XI have been complied with.

Before or after a deposit, the Issuers may make arrangements satisfactory to the Trustee for the redemption of Debt Securities of such series at a future date in accordance with Article III.

Section 11.04 Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article XI. It shall apply the deposited money and the money from U.S. Government Obligations through any paying agent and in accordance with this Indenture to the payment of principal of, and premium, if any, and interest on, the Debt Securities of the defeased series.

Section 11.05 Repayment to Issuers. The Trustee and any paying agent shall promptly turn over to the Issuers upon request any excess money or securities held by them at any time.

Subject to any applicable abandoned property law, the Trustee and any paying agent shall pay to the Issuers upon request any money held by them for the payment of principal, premium or interest that remains unclaimed for two years, and, thereafter, Holders entitled to such money must look to the Issuers for payment as general creditors.

Section 11.06 Indemnity for U.S. Government Obligations. The Issuers shall pay and shall indemnify the Trustee and the Holders against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

Section 11.07 Reinstatement. If the Trustee or any paying agent is unable to apply any money or U.S. Government Obligations in accordance with this Article XI by reason of any legal proceeding or by reason of any order or judgment of any court or government authority enjoining, restraining or otherwise prohibiting such application, the Issuers’ obligations under this Indenture and the Debt Securities of the defeased series shall be revived and reinstated as though no deposit had occurred pursuant to this Article XI until such time as the Trustee or any paying agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article XI.

ARTICLE XII

[RESERVED]

This Article XII has been intentionally omitted.

ARTICLE XIII

MISCELLANEOUS PROVISIONS

Section 13.01 Successors and Assigns of Issuers Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuers, the Guarantors or the Trustee shall bind their respective successors and assigns, whether so expressed or not.

Section 13.02 Acts of Board, Committee or Officer of Successor Issuer Valid. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Issuers shall and may be done and performed with like force and effect by the like board, committee or officer of any Successor Issuer.

Section 13.03 Required Notices or Demands. Any notice or communication by the Issuers, the Guarantors or the Trustee to the others is duly given if in writing and delivered in Person or mailed by registered or certified mail (return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the other’s address:

If to an Issuer or any Guarantor:

MPT Operating Partnership, L.P.

MPT Finance Corporation

c/o Medical Properties Trust, Inc.

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242

Facsimile: (205) 969-3756 Attention: R. Steven Hamner

By e-mail: shamner@medicalpropertiestrust.com

with a copy to:

Goodwin Procter LLP

53 State Street

Boston, MA 02109

Facsimile: (617) 523-1231

Attention: James P.C. Barri, Esq.

By e-mail: jbarri@goodwinprocter.com

If to the Trustee:

Wilmington Trust, National Association

Rodney Square North

1100 N. Market Street

Wilmington, DE 19890-0001

Attention: Corporate Trust Administration

Telephone: (302) 636-6398

Facsimile: (302) 636-4145

via email to MWass@WilmingtonTrust.com

The Issuers, the Guarantors or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; on the first Business Day on or after being sent, if telecopied and the sender receives confirmation of successful transmission; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

Any notice required or permitted to a Holder by the Issuers, the Guarantors or the Trustee pursuant to the provisions of this Indenture shall be deemed to be properly mailed by being deposited postage prepaid in a post office letter box in the United States addressed to such Holder at the address of such Holder as shown on the Debt Security Register. Any report pursuant to Section 313 of the TIA shall be transmitted in compliance with subsection (c) therein.

Notwithstanding the foregoing, any notice to Holders of Floating Rate Securities regarding the determination of a periodic rate of interest, if such notice is required pursuant to Section 2.03, shall be sufficiently given if given in the manner specified pursuant to Section 2.03.

In the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

In the event it shall be impracticable to give notice by publication, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

Failure to mail a notice or communication to a Holder or any defect in it or any defect in any notice by publication as to a Holder shall not affect the sufficiency of such notice with respect to other Holders. If a notice or communication is mailed or published in the manner provided above, it is conclusively presumed duly given.

Notwithstanding any other provision of this Indenture or any Note, where this Indenture or any Note provides for notice of any event (including any notice of redemption) to a Noteholder of a Global Note (whether by mail or otherwise), such notice shall be sufficiently given if given to the Depositary for such Note (or its designee) pursuant to the applicable procedures of the Depositary.

Section 13.04 Indenture and Debt Securities to Be Construed in Accordance with the Laws of the State of New York. THIS INDENTURE, EACH DEBT SECURITY AND THE GUARANTEE SHALL BE DEEMED TO BE NEW YORK CONTRACTS, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

Section 13.05 Officer’s Certificate and Opinion of Counsel to Be Furnished upon Application or Demand by Issuers. Upon any application or demand by the Issuers to the Trustee to take any action under any of the provisions of this Indenture, the Issuers shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the Person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

Section 13.06 Payments Due on Legal Holidays. In any case where the date of maturity of interest on or principal of and premium, if any, on the Debt Securities of a series or the date fixed for redemption or repayment of any Debt Security or the making of any sinking fund payment shall not be a Business Day at any Place of Payment for the Debt Securities of such series, then payment of interest or principal and premium, if any, or the making of such sinking fund payment need not be made on such date at such Place of Payment, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date. If a record date is not a Business Day, the record date shall not be affected.

Section 13.07 Provisions Required by TIA to Control. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 318, inclusive, of the TIA, such required provision shall control.

Section 13.08 Computation of Interest on Debt Securities. Interest, if any, on the Debt Securities shall be computed on the basis of a 360-day year of twelve 30-day months, except as may otherwise be provided pursuant to Section 2.03.

Section 13.09 Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Holders. The Registrar and any paying agent may make reasonable rules for their functions.

Section 13.10 No Recourse Against Others. No recourse for the payment of the principal of, premium, if any, or interest on any of the Debt Securities or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Issuers or the Guarantors in this Indenture, or in any of the Debt Securities or Guarantees thereof or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer, director, employee or controlling person of the Issuers or the Guarantors or of any successor Person thereof. Each Holder, by accepting a Debt Security, waives and releases all such liability. Such waiver and release are part of the consideration for issuance of the Debt Security.

Section 13.11 Severability. To the extent permitted by applicable law, in case any one or more of the provisions in this Indenture, in the Debt Securities or in the Guarantees shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

Section 13.12 Effect of Headings. The article and section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 13.13 Indenture May Be Executed in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 13.14 U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act.

Section 13.15 Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions or utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

ARTICLE XIV

GUARANTEE

Section 14.01 Guarantee.

(a) Notwithstanding any provision of this Article XIV to the contrary, the provisions of this Article XIV shall be applicable only to, and inure solely to the benefit of, the Trustee and the Debt Securities of any series designated, pursuant to Section 2.03, as entitled to the benefits of the Guarantee of each of the Guarantors.

(b) Subject to this Article XIV, each of the Guarantors hereby, jointly and severally, unconditionally guarantees on a senior unsecured basis to each Holder of a Debt Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Debt Securities or the obligations of the Issuers hereunder or thereunder, that: (a) the principal of and interest on the Debt Securities shall be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Debt Securities, if any, if lawful, and all other obligations of the Issuers to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Debt Securities or any of such other obligations, that same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

The Guarantors hereby agree that their obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Debt Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Debt Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuers, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Subject to Section 6.04 hereof, each Guarantor hereby waives, to the extent permitted by applicable law, diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuers, any right to require a proceeding first against the Issuers, protest, notice and all demands whatsoever and covenant that this Guarantee shall not be discharged except by complete performance of the obligations contained in the Debt Securities and this Indenture.

If any Holder or the Trustee is required by any court or otherwise to return to the Issuers, the Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to either the Issuers or the Guarantors, any amount paid by either to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Six hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby and (y) in the event of any declaration of acceleration of such obligations as provided in Article Six hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Guarantee.

Section 14.02 Limitation on Guarantors’ Liability. Each Guarantor, and by its acceptance of Debt Securities, each Holder, hereby confirms that it is the intention of all such parties that the Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law to the extent applicable to any Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that the obligations of such Guarantor will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article XIV, result in the obligations of such Guarantor under its Guarantee not constituting a fraudulent transfer or conveyance. Each Guarantor that makes a payment for distribution under its Guarantee is entitled to a contribution from each other Guarantor in a pro rata amount based on the adjusted net assets of each Guarantor.

Section 14.03 Execution and Delivery of Guarantee. To evidence its Guarantee set forth in Section 14.01, each Guarantor hereby agrees that a notation of such Guarantee substantially in the form included in Annex A shall be endorsed by an Officer of such Guarantor on each Debt Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of such Guarantor by an Officer.

Section 14.04 Release of a Guarantor. A Guarantor shall be automatically and unconditionally released from its obligations under its Guarantee and its obligations under this Indenture in the event of:

(a) any sale, exchange or transfer, to any Person not a Subsidiary of the Parent of Capital Stock held by the Parent and its Restricted Subsidiaries (as defined in the applicable supplemental indenture hereto) in, or all or substantially all the assets of, such Restricted Subsidiary (which sale, exchange or transfer is not prohibited by this Indenture), such that, immediately after giving effect to such transaction, such Restricted Subsidiary would no longer constitute a Subsidiary of the Parent,

(b) in connection with the merger or consolidation of a Subsidiary Guarantor with (a) an Issuer or (b) any other Guarantor (provided that the surviving entity remains a Guarantor),

(c) if Parent properly designates any Restricted Subsidiary that is a Guarantor as an Unrestricted Subsidiary,

(d) upon the Legal Defeasance or Covenant Defeasance or satisfaction and discharge of this Indenture,

(e) upon a liquidation or dissolution of a Subsidiary Guarantor permitted under this Indenture, or

(f) the release or discharge of the Guarantee that resulted in the creation of such Subsidiary Guarantee, except a discharge or release by or as a result of payment under such Guarantee.

The Trustee may execute an appropriate instrument prepared by the Issuers evidencing the release of a Guarantor from its obligations under its Guarantee and this Indenture upon receipt of a request by the Issuers or such Guarantor accompanied by an Officer’s Certificate and an Opinion of Counsel certifying as to the compliance with this Section 14.04; provided, however, that the legal counsel delivering such Opinion of Counsel may rely as to matters of fact on one or more Officer’s Certificates of the Issuers.

Nothing contained in this Indenture or in any of the Debt Securities shall prevent any consolidation or merger of a Guarantor with or into an Issuer (in which case such Guarantor shall no longer be a Guarantor) or another Guarantor or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to an Issuer or another Guarantor.

[Remainder of This Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

MPT OPERATING PARTNERSHIP, L.P.

BY: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer

MPT FINANCE CORPORATION

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	President, Secretary and General Manager

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer

MEDICAL PROPERTIES TRUST, LLC

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer

MPT OF VICTORVILLE, LLC
MPT OF BUCKS COUNTY, LLC
MPT OF BLOOMINGTON, LLC
MPT OF COVINGTON, LLC
MPT OF DENHAM SPRINGS, LLC
MPT OF REDDING, LLC
MPT OF CHINO, LLC
MPT OF DALLAS LTACH, LLC

Signature Page to Senior Indenture

MPT OF PORTLAND, LLC
MPT OF WARM SPRINGS, LLC
MPT OF VICTORIA, LLC
MPT OF LULING, LLC
MPT OF WEST ANAHEIM, LLC
MPT OF LA PALMA, LLC
MPT OF PARADISE VALLEY, LLC
MPT OF SOUTHERN CALIFORNIA, LLC
MPT OF TWELVE OAKS, LLC
MPT OF SHASTA, LLC
MPT OF BOSSIER CITY, LLC
MPT OF WEST VALLEY CITY, LLC
MPT OF IDAHO FALLS, LLC
MPT OF POPLAR BLUFF, LLC
MPT OF BENNETTSVILLE, LLC
MPT OF DETROIT, LLC
MPT OF BRISTOL, LLC
MPT OF NEWINGTON, LLC
MPT OF ENFIELD, LLC
MPT OF PETERSBURG, LLC
MPT OF GARDEN GROVE HOSPITAL, LLC
MPT OF GARDEN GROVE MOB, LLC
MPT OF SAN DIMAS HOSPITAL, LLC
MPT OF SAN DIMAS MOB, LLC
MPT OF CHERAW, LLC
MPT OF FT. LAUDERDALE, LLC.
MPT OF PROVIDENCE, LLC
MPT OF SPRINGFIELD, LLC
MPT OF WARWICK, LLC
MPT OF RICHARDSON, LLC
MPT OF ROUND ROCK, LLC
MPT OF SHENANDOAH, LLC
MPT OF HILLSBORO, LLC
MPT OF FLORENCE, LLC
MPT OF CLEAR LAKE, LLC
MPT OF TOMBALL, LLC
MPT OF GILBERT, LLC
MPT OF CORINTH, LLC
MPT OF BAYONNE, LLC
MPT OF ALVARADO, LLC
MPT OF DESOTO, LLC
MPT OF HAUSMAN, LLC
MPT OF HOBOKEN HOSPITAL, LLC
MPT OF HOBOKEN REAL ESTATE, LLC
MPT OF OVERLOOK PARKWAY, LLC
MPT OF NEW BRAUNFELS, LLC
MPT OF WESTOVER HILLS, LLC
MPT OF WICHITA, LLC
MPT OF BILLINGS, LLC
MPT OF BOISE, LLC
MPT OF BROWNSVILLE, LLC
MPT OF CASPER, LLC
MPT OF COMAL COUNTY, LLC
MPT OF GREENWOOD, LLC
MPT OF JOHNSTOWN, LLC
MPT OF LAREDO, LLC

Signature Page to Senior Indenture

MPT OF LAS CRUCES, LLC
MPT OF MESQUITE, LLC
MPT OF POST FALLS, LLC
MPT OF PRESCOTT VALLEY, LLC
MPT OF PROVO, LLC
MPT OF NORTH CYPRESS, LLC
MPT OF LAFAYETTE, LLC
MPT OF INGLEWOOD, LLC
MPT OF RENO, LLC
MPT OF ROXBOROUGH, LLC
MPT OF ALTOONA, LLC
MPT OF HAMMOND, LLC
MPT OF SPARTANBURG, LLC
MPT OF WYANDOTTE COUNTY, LLC
MPT OF LEAVENWORTH, LLC
MPT OF CORPUS CHRISTI, LLC

By: MPT OPERATING PARTNERSHIP, L.P., SOLE MEMBER OF EACH OF THE ABOVE ENTITIES

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

MPT OF BUCKS COUNTY, L.P.

By: MPT OF BUCKS COUNTY, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF DALLAS LTACH, L.P.

By: MPT OF DALLAS LTACH, LLC, ITS GENERAL PARTNER

Signature Page to Senior Indenture

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF WARM SPRINGS, L.P.

By: MPT OF WARM SPRINGS, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF VICTORIA, L.P.

By: MPT OF VICTORIA, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF LULING, L.P.

By: MPT OF LULING, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

Signature Page to Senior Indenture

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF WEST ANAHEIM, L.P.

By: MPT OF WEST ANAHEIM, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF LA PALMA, L.P.

By: MPT OF LA PALMA, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF PARADISE VALLEY, L.P.

By: MPT OF PARADISE VALLEY, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF SOUTHERN CALIFORNIA, L.P.

Signature Page to Senior Indenture

By: MPT OF SOUTHERN CALIFORNIA, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF TWELVE OAKS, L.P.

By: MPT OF TWELVE OAKS, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF SHASTA, L.P.

By: MPT OF SHASTA, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF GARDEN GROVE HOSPITAL, L.P.

By: MPT OF GARDEN GROVE HOSPITAL, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

Signature Page to Senior Indenture

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF GARDEN GROVE MOB, L.P.

By: MPT OF GARDEN GROVE MOB, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF SAN DIMAS HOSPITAL, L.P.

By: MPT OF SAN DIMAS HOSPITAL, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF SAN DIMAS MOB, L.P.

By: MPT OF SAN DIMAS MOB, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

Signature Page to Senior Indenture

MPT OF RICHARDSON, L.P.

By: MPT OF RICHARDSON, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF ROUND ROCK, L.P.

By: MPT OF ROUND ROCK, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF SHENANDOAH, L.P.

By: MPT OF SHENANDOAH, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF HILLSBORO, L.P.

By: MPT OF HILLSBORO, LLC, ITS GENERAL PARTNER

Signature Page to Senior Indenture

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF CLEAR LAKE, L.P.

By: MPT OF CLEAR LAKE, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF TOMBALL, L.P.

By: MPT OF TOMBALL, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF CORINTH, L.P.

By: MPT OF CORINTH, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

Signature Page to Senior Indenture

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF ALVARADO, L.P.

By: MPT OF ALVARADO, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF DESOTO, L.P.

By: MPT OF DESOTO, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF MOUNTAIN VIEW LLC

By: MPT OF IDAHO FALLS, LLC, ITS SOLE MEMBER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

WICHITA HEALTH ASSOCIATES LIMITED PARTNERSHIP

Signature Page to Senior Indenture

By: MPT OF WICHITA, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF NORTH CYPRESS, L.P.

By: MPT OF NORTH CYPRESS, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF INGLEWOOD, L.P.

By: MPT OF INGLEWOOD, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

By: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

MPT OF ROXBOROUGH, L.P.

By: MPT OF ROXBOROUGH, LLC, ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

Signature Page to Senior Indenture

By: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

By:	MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Senior Indenture

WILMINGTON TRUST, NATIONAL ASSOCIATION, AS TRUSTEE

By:	/s/ Michael H. Wass
	Name:	Michael H. Wass
	Title:	Assistant Vice President

Signature Page to Senior Indenture

ANNEX A

Annex A

FORM OF NOTATION OF GUARANTEE

For value received, each of the undersigned (including any successor Person under the Indenture) hereby unconditionally guarantees, jointly and severally, to the extent set forth in the Indenture (as defined below) to the Holder of this Note the payment of principal, premium, if any, and interest on this Debt Security in the amounts and at the times when due and interest on the overdue principal, premium, if any, and interest, if any, of this Debt Security when due, if lawful, and, to the extent permitted by law, the payment or performance of all other obligations of the Issuers under the Indenture or the Debt Securities, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note, the Indenture, including Article XIV thereof, and this Guarantee. This Guarantee will become effective in accordance with Article XIV of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Debt Security.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of October 10, 2013, among MPT Operating Partnership, L.P., a Delaware limited partnership, and MPT Finance Corporation, a Delaware corporation (each, an “Issuer” and together, the “Issuers”), Medical Properties Trust, Inc., a Maryland corporation, each of the other Guarantors named therein, and Wilmington Trust, National Association, a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”), as amended or supplemented (the “Indenture”).

The obligations of the undersigned to the Holders of Debt Securities and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article XIV of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

No director, officer, employee, incorporator, stockholder or controlling person or any successor Person thereof of any Guarantor, as such, shall have any liability for any obligations of such Guarantors under such Guarantors’ Guarantee or the Indenture or for any claim based on, in respect of, or by reason of, such obligation or its creation.

This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

This Guarantee is subject to release upon the terms set forth in the Indenture.

IN WITNESS WHEREOF, each Guarantor has caused its Guarantee to be duly executed.

[NAME OF GUARANTOR(S)]

By:
Name:
Title:

A-1